Exhibit 10.1

PERRIGO COMPANY

MASTER NOTE PURCHASE AGREEMENT

Dated as of May 29, 2008
Initial Issuance of
$75,000,000 5.97% Senior Notes, Series 2008-A, due May 29, 2015
$125,000,000 6.37% Senior Notes, Series 2008-B, due May 29, 2018

Series 2008-A: 714290 A@2
Series 2008-B: 714290 A#0

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SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms

SCHEDULE 5.3	—	Disclosure
SCHEDULE 5.4	—	Subsidiaries of the Company
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.15	—	Existing Indebtedness
SCHEDULE 10.4	—	Liens
SCHEDULE 10.5	—	Subsidiary Indebtedness

EXHIBIT 1.1(a)	—	Form of Series 2008-A Note
EXHIBIT 1.1(b)	—	Form of Series 2008-B Note
EXHIBIT 1.2	—	Form of Supplement
EXHIBIT 1.3(a)	—	Form of Subsidiary Guaranty
EXHIBIT 1.3(c)	—	Form of Intercreditor Agreement
EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel for the Company
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers

PERRIGO COMPANY
515 Eastern Avenue
Allegan, MI 49010
Phone: 269-673-8451
Fax: 269-673-7534
Initial Issuance of
$75,000,000 5.97% Senior Notes, Series 2008-A, due May 29, 2015
$125,000,000 6.37% Senior Notes, Series 2008-B, due May 29, 2018
Dated as of May 29, 2008
TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A:
Ladies and Gentlemen:
          PERRIGO COMPANY, a Michigan corporation (the “Company”), agrees with you as follows:
1. AUTHORIZATION OF NOTES.
1.1 Description of Notes to be Issued.
          The Company has authorized the issue and sale of $200,000,000 aggregate principal amount of its Senior Notes consisting of (i) $75,000,000 aggregate principal amount of its 5.97% Senior Notes, Series 2008-A, due May 29, 2015 (the “Series 2008-A Notes”); and (ii) $125,000,000 aggregate principal amount of its 6.37% Senior Notes, Series 2008-B, due May 29, 2018 (the “Series 2008-B Notes” and, together with the Series 2008-A Notes, the “Series 2008 Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series 2008 Notes shall be substantially in the form set out in Exhibits 1.1(a) and 1.1(b), with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.
1.2 Additional Series of Notes.
          In addition to the issuance and sale of the Series 2008 Notes, the Company may from time to time issue and sell one or more additional series of notes (the “Additional Notes” and together with the Series 2008 Notes, the “Notes,” such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement) pursuant to this Agreement, provided that the aggregate principal amount of all Notes issued pursuant to this Agreement that may be outstanding at any time shall not exceed $1,200,000,000. Each series of Additional

Notes will be issued pursuant to a supplement to this Agreement (a “Supplement”) in substantially the form of Exhibit 1.2, and will be subject to the following terms and conditions:
     (a) the designation of each series of Additional Notes shall distinguish such series from the Notes of all other series;
     (b) each series of Additional Notes may consist of different and separate tranches and may differ as to outstanding principal amounts, maturity dates, interest rates and premiums or make-whole amounts, if any, and price and terms of redemption or payment prior to maturity;
     (c) all Notes issued under this Agreement, including pursuant to any Supplement, shall rank pari passu with each other and shall constitute Senior Indebtedness;
     (d) each series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory or optional prepayments, if any, on the dates and with the make-whole amounts, premiums or LIBOR breakage amounts, if any, as are provided in the Supplement under which such Additional Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or other terms and provisions as shall be specified in such Supplement;
     (e) any additional or more restrictive covenants, Events of Default, rights or similar provisions that are added by a Supplement for the benefit of the series of Notes to be issued pursuant to such Supplement shall apply to all outstanding Notes, whether or not the Supplement so provides, so long as the Notes outstanding under such Supplement remain outstanding; and
     (f) except to the extent provided in foregoing clause (d), all of the provisions of this Agreement shall apply to all Additional Notes.
1.3 Security.
     (a) Subsidiary Guarantees. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be guaranteed initially by certain Subsidiaries of the Company (each, together with each Subsidiary that in the future guarantees such payment and performance, a “Subsidiary Guarantor”), pursuant to the Subsidiary Guaranty in substantially the form of the attached Exhibit 1.3(a), as it hereafter may be amended or supplemented from time to time (the “Subsidiary Guaranty”).
     (b) Collateral. The Notes and Indebtedness under the Loan Agreements will be ratably secured by a Lien on certain assets of the Company and the Subsidiary Guarantors pursuant to the Collateral Documents.
     (c) Intercreditor Agreement. The rights of the holders of the Notes and the banks party to the Loan Agreements to proceeds of collateral will be governed by the

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Intercreditor Agreement in substantially the form of Exhibit 1.3(c), as it hereafter may be amended or supplemented from time to time (the “Intercreditor Agreement”).
1.4 Floating Interest Rate Provisions for Floating Rate Notes.
     (a) Adjusted LIBOR Rate. “Adjusted LIBOR Rate” means, for each Interest Period, the rate per annum equal to LIBOR for such Interest Period plus the percentage applicable to a series or tranche of floating rate Notes. For purposes of determining Adjusted LIBOR Rate, the following terms have the following meanings:
     “LIBOR” means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a 3-month period (or such other period as is specified in the applicable Supplement) that appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London, England time) on the date two Business Days before the commencement of such Interest Period (or three Business Days before the commencement of the first Interest Period).
     “Reuters Screen LIBO Page” means the display designated as the “LIBO” page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service) or such other service as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying British Bankers’ Association Interest Settlement Rates for U.S. Dollar deposits.
     (b) Determination of the Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall be determined by the Company, and notice thereof shall be given to the holders of the applicable series or tranche of floating rate Notes, within five Business Days after the beginning of each Interest Period, together with (i) a copy of the relevant screen used for the determination of LIBOR, (ii) a calculation of the Adjusted LIBOR Rate for such Interest Period, (iii) the number of days in such Interest Period, (iv) the date on which interest for such Interest Period will be paid and (v) the amount of interest to be paid to each holder of Notes of such series or tranche on such date. If the holders of a majority in principal amount of the Notes of such series or tranche outstanding do not concur with such determination by the Company, as evidenced by a single written notice delivered to the Company within 10 Business Days after receipt by such holders of the notice delivered by the Company pursuant to the immediately preceding sentence, the determination of the Adjusted LIBOR Rate shall be made by such holders of the Notes, and any such determination made in accordance with the provisions of this Agreement shall be conclusive and binding absent manifest error.
     (c) Interest Period. “Interest Period” means for any series or tranche of floating rate Notes and for any period for which interest is to be calculated or paid, the period commencing on an interest payment date for such series or tranche of floating rate Notes, or on the date of Closing in the case of the first such period, and continuing up to, but not including, the next interest payment date.

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1.5 Additional Interest.
          If the Consolidated Leverage Ratio at any time exceeds 3.25 to 1.00, as permitted by Section 10.1 and evidenced by an Officer’s Certificate delivered pursuant to Section 7.2(a), the interest rate otherwise payable on the Notes shall be increased by 0.75% (the “Incremental Interest”). Such Incremental Interest shall begin to accrue on the first day of the fiscal quarter following the fiscal quarter in respect of which such Certificate was delivered, and shall continue to accrue until the Company has provided an Officer’s Certificate pursuant to Section 7.2(a) demonstrating that, as of the last day of the fiscal quarter in respect of which such Certificate is delivered, the Consolidated Leverage Ratio is not more than 3.25 to 1.00. In the event such Officer’s Certificate is delivered, the Incremental Interest shall cease to accrue on the last day of the fiscal quarter in respect of which such Certificate is delivered. For the avoidance of doubt, if the Consolidated Leverage Ratio exceeds 3.25 to 1.00 as of the last day of a fiscal quarter, Incremental Interest shall accrue as provided in this Section 1.5 regardless of whether an Officer’s Certificate is timely delivered pursuant to Section 7.2(a).
2. SALE AND PURCHASE OF NOTES.
          Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no obligation and no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.
3. CLOSING.
          The sale and purchase of the Series 2008 Notes to be purchased by you and the Other Purchasers shall occur at the offices of Foley & Lardner LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60610-4764, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on May 29, 2008 or on such other Business Day thereafter as may be agreed upon by the Company and you and the Other Purchasers. At the Closing, the Company will deliver to you the Series 2008 Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of such Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer for the account of the Company to account number 0860523 at JP Morgan Chase — Chicago, Illinois, ABA number 072000326. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

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4. CONDITIONS TO CLOSING.
          Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your reasonable satisfaction, prior to or at the Closing, of the following conditions:
4.1 Representations and Warranties.
          The representations and warranties of the Company in this Agreement shall be correct in all material respects (except those representations and warranties that are qualified by materiality, which will be correct in all respects) when made and at the time of the Closing (it being understood that representations and warranties that speak as of a specific date or time need only be correct as of such date or time).
4.2 Performance; No Default.
          The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and, after giving effect to the issue and sale of the Series 2008 Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.6 or 10.7 had such sections applied since such date.
4.3 Compliance Certificates.
     (a) Officer’s Certificate. The Company shall have delivered to you an Officer’s Certificate, dated the date of Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.
     (b) Secretary’s Certificates. The Company and each Subsidiary Guarantor shall have delivered to you a certificate of its Secretary or an Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, the Subsidiary Guaranty and this Agreement.
4.4 Opinions of Counsel.
          You shall have received opinions in form and substance satisfactory to you, dated the date of such Closing (a) from Warner Norcross & Judd LLP, special counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinions to you), and (b) from Foley & Lardner LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

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4.5 Purchase Permitted By Applicable Law, etc.
          On the date of the Closing, your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If reasonably requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.
4.6 Sale of Other Notes.
          Contemporaneously with the Closing, the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them as specified in Schedule A.
4.7 Payment of Special Counsel Fees.
          Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable and properly documented fees, charges and disbursements of your special counsel to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.
4.8 Private Placement Numbers.
          Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained by Foley & Lardner LLP for the Series 2008 Notes.
4.9 Changes in Corporate Structure.
          The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time since the date of the most recent financial statements referred to in Schedule 5.5.
4.10 Funding Instructions.
          At least three Business Days prior to the date of the Closing, you shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

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4.11 Subsidiary Guaranty.
          Each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty and you shall have received an executed counterpart thereof.
4.12 Loan Agreements.
          You shall have received (i) a copy of a fully executed fifth amendment to the Credit Agreement and (ii) a copy of the fully executed Term Loan Agreement.
4.13 Collateral Documents.
          The Company and each Subsidiary Guarantor shall have executed and delivered to the Collateral Agent each Collateral Document to which it is a party and you shall have received copies of the fully executed counterparts thereof.
4.14 Intercreditor Agreement.
          The agents for the banks party to each Loan Agreement, you and the Other Purchasers shall have entered into the Intercreditor Agreement and you shall have received a fully executed counterpart thereof.
4.15 Proceedings and Documents.
          All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.
5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          The Company represents and warrants to you that:
5.1 Organization; Power and Authority.
          The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

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5.2 Authorization, etc.
          This Agreement, the Collateral Documents to which the Company is a party and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note and each Collateral Document will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          The Subsidiary Guaranty and the Collateral Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action on the part of each Subsidiary Guarantor and upon execution and delivery thereof will constitute the legal, valid and binding obligations of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.3 Disclosure.
          The Company, through its agent, J.P. Morgan Securities Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum dated April 2008 (the “Memorandum”) relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum (including the Company’s SEC filings referred to therein) and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to May 9, 2008 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Except as disclosed in the Disclosure Documents, since June 30, 2007, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

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5.4 Organization of Subsidiaries; Affiliates.
     (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of: (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.
     (b) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing or equivalent under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and, if a party thereto, to execute and deliver the Subsidiary Guaranty and Collateral Documents to which it is a party and to perform the provisions hereof and thereof.
     (c) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.
5.5 Financial Statements.
          The Company has delivered to you and each Other Purchaser a copy of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of quarterly financial statements, to normal year-end adjustments).
5.6 Compliance with Laws, Other Instruments, etc.
          The execution, delivery and performance by the Company of this Agreement, the Collateral Documents to which it is a party and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or except as contemplated herein result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any

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Subsidiary or any of their respective properties may be bound or affected, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect, (ii) violate the corporate charter or by-laws of the Company or any Subsidiary, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
          The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty and the Collateral Documents to which it is a party will not (i) contravene, result in any breach of, or constitute a default under, or except as contemplated herein result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under, any agreement, to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect, (ii) violate the corporate charter or by-laws of such Subsidiary Guarantor, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor.
5.7 Governmental Authorizations, etc.
          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, except for the filing of a Form 8-K with the SEC.
5.8 Litigation; Observance of Statutes and Orders.
     (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws and the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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5.9 Taxes.
          The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not, individually or in the aggregate, Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended June 24, 2004.
5.10 Title to Property; Leases.
          The Company and its Subsidiaries have good and sufficient title to, or valid leasehold interests in, their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except where the failure to have good title or valid leasehold interests could not reasonably be expected to result in a Material Adverse Effect.
5.11 Licenses, Permits, etc.
     (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others.
     (b) To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes on any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person, except that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
5.12 Compliance with ERISA.
     (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result

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in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.
     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that, individually, or in the aggregate for all Plans, is Material. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
     (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.
     (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.
     (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.
5.13 Private Offering by the Company.
          Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 39 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

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5.14 Use of Proceeds; Margin Regulations.
          The Company will apply the proceeds of the sale of the Notes to refinance Indebtedness of the Company as described in the Memorandum and for general corporate purposes, which may include repurchases of the Company’s common stock, dividends and acquisitions. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) so as to involve the Company or any holder of Notes in a violation of such Regulation (or so as to require any holder of Notes to make any filing under such Regulation), or for the purpose of buying or carrying or trading in any securities, under such circumstances as to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of either the assets of the Company or the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
5.15 Existing Indebtedness; Future Liens.
     (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 29, 2008 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
     (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.
     (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.

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5.16 Foreign Assets Control Regulations, etc.
     (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.
     (b) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) to the Company’s knowledge, engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.
     (c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.
5.17 Status under Certain Statutes.
          Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended.
5.18 Environmental Matters.
     (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.
     (b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.
     (c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

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     (d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.
6. REPRESENTATIONS OF THE PURCHASERS.
6.1 Purchase for Investment.
          You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and you agree that they may be resold or otherwise transferred only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. You represent that you are an “accredited investor” as defined in Rule 501 of
          Regulation D under the Securities Act acting for your own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).
6.2 Source of Funds.
          You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:
     (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or
     (b) the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

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     (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
     (d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or
     (e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
     (f) the Source is a governmental plan; or
     (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or
     (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

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7. INFORMATION AS TO THE COMPANY.
7.1 Financial and Business Information.
          The Company will deliver to each holder of Notes that is an Institutional Investor:
     (a) Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,
     (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,
     (ii) consolidated statements of income of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and
     (iii) consolidated statements of cash flows of the Company and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);
     (b) Annual Statements — within 120 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of
     (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and
     (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion

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thereon of independent certified public accountants of recognized national standing, which opinion shall be to the effect that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, that the audit has been conducted in accordance with the standards of the Public Company Accounting Oversight Board, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b);
     (c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;
     (d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
     (e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
     (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or
     (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multi-employer Plan that such action has been taken by the PBGC with respect to such Multi-employer Plan; or
     (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to

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Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;
     (f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;
     (g) Supplements — promptly and in any event within 5 Business Days after the execution and delivery of any Supplement, a copy thereof; and
     (h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company, the Company or any Subsidiary (including actual copies of the Company’s Forms 10-Q and Forms 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.
7.2 Officer’s Certificate.
          Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) will be accompanied by a certificate of a Senior Financial Officer setting forth:
     (a) Covenant Compliance — the information (including detailed calculations and reconciliations to GAAP if Agreement Accounting Principles differ from GAAP at the time such certificate is delivered) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 through 10.7, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence, and a statement whether or not the Incremental Interest is due under Section 1.5); and
     (b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or

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exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.
7.3 Electronic Delivery.
          Financial statements, opinions of independent certified public accountants, other information and officers’ certificates required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if (i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are delivered to you and each other holder of Notes by e-mail, (ii) the Company shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or (b) as the case may be, with the SEC on “EDGAR” and shall have made such Form and the related certificate satisfying the requirements of Section 7.2 available on its home page on the worldwide web (at the date of this Agreement located at http://www.perrigo.com), (iii) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access or (iv) the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on “EDGAR” and shall have made such items available on its home page on the worldwide web or if any of such items are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; provided however, that in the case of any of clause (ii), (iii) or (iv), the Company shall, not later than the date on which such information or financial statements are required by the applicable provision of this Agreement to be delivered to holders of Notes, give notice to each holder of Notes of such posting or filing and provided further, that upon request of any holder, the Company will thereafter deliver written copies of such forms, financial statements and certificates to such holder.
7.4 Visitation.
          The Company will permit the representatives of each holder of Notes that is an Institutional Investor:
     (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with their respective officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and its Subsidiaries, all at such reasonable times during normal business hours as may be reasonably requested in writing; provided that each holder of Notes shall be entitled to not more than one visitation during any fiscal year; and
     (b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary during normal business hours, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to

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discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.
8. PAYMENT AND PREPAYMENT OF THE NOTES.
8.1 Required Prepayments; Maturity.
          No regularly scheduled prepayments are due on the Series 2008 Notes prior to their stated maturity. The entire unpaid principal balance of the Notes shall be due and payable on the stated maturity thereof.
8.2 Optional Prepayments.
     (a) Fixed Rate Notes. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, one or more series or tranches of fixed rate Notes, including the Series 2008 Notes, in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of each series or tranche of fixed rate Notes to be prepaid written notice of each optional prepayment under this Section 8.2(a) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each series or tranche of fixed rate Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of the series or tranche of fixed rate Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
     (b) Floating Rate Notes. The terms on which floating rate Notes may be prepaid at the option of the Company will be set forth in the Supplement pursuant to which such Notes are issued. The Company will give each holder of each series or tranche of floating rate Notes to be prepaid written notice of each optional prepayment under this Section 8.2(b) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each series or tranche of floating rate Notes to be prepaid on such date, the principal amount of each floating rate Note held by such holder to be prepaid (determined in accordance with Section 8.4), the interest to be paid on the prepayment date with respect to such principal amount being prepaid and the amount of any prepayment premium or LIBOR Breakage Amount to be paid.

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     (c) Offer to Prepay at Par Upon Certain Sales of Assets.
          (i) Notice and Offer. In the event of any Debt Prepayment Application under Section 10.7 of this Agreement, the Company will, within 10 days of the occurrence of the Transfer (a “Debt Prepayment Transfer”) in respect of which an offer to prepay the Notes (the “Prepayment Offer”) is being made to comply with the requirements for a Debt Prepayment Application (as set forth in the definition thereof), give notice of such Debt Prepayment Transfer to each holder of Notes. Such notice shall contain, and shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of the Net Proceeds Amount in respect of such Debt Prepayment Transfer on a date specified in such notice (the “Transfer Prepayment Date”) that is not less than 30 days and not more than 60 days after the date of such notice.
          (ii) Acceptance; Rejection and Payment. To accept or reject such Prepayment Offer, a holder of Notes shall cause a notice of such acceptance or rejection to be delivered to the Company not later than 10 days prior to the Transfer Prepayment Date. Failure to accept such offer in writing not later than 10 days prior to the Transfer Prepayment Date shall be deemed to be rejection of the Prepayment Offer. If so accepted by any holder of a Note, such Prepayment Offer equal to not less than such holder’s Ratable Portion of the Net Proceeds Amount in respect of such Debt Prepayment Transfer, together with any additional amount offered to and accepted by such holder pursuant to the following sentence shall be due and payable on the Transfer Prepayment Date. If any holder of Notes fails to accept such Prepayment Offer, such holder’s Ratable Portion of the Net Proceeds Amount shall be offered pro rata to each holder of Notes that has accepted such Prepayment Offer. A Prepayment Offer pursuant to this Section 8.2(b) shall be made at 100% of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date.
          (iii) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.2(c) shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying:
     (A) the Transfer Prepayment Date and the Net Proceeds Amount in respect of the applicable Debt Prepayment Transfer;
     (B) that such offer is being made pursuant to Section 8.2(c) and Section 10.7 of this Agreement;
     (C) the principal amount of each Note offered to be prepaid;

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     (D) the interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment; and
     (E) in reasonable detail, the nature of the Transfer giving rise to such Debt Prepayment Transfer.
     (d) Prepayments During Defaults or Events of Defaults. Anything in Section 8.2(a) to the contrary notwithstanding, during the continuance of a Default or Event of Default the Company may prepay less than all of the outstanding Notes pursuant to Section 8.2(a) only if such prepayment is allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
     (e) Notice Concerning Status of Holders of Notes. Promptly after each prepayment date under Section 8.2(a) or Transfer Prepayment Date under Section 8.2(c) and the making of all prepayments contemplated thereunder (and, in any event, within 30 days thereafter), the Company will deliver to each holder of Notes a certificate signed by a Senior Financial Officer containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time.
8.3 Mandatory Offer to Prepay Upon Change of Control.
     (a) Notice of Change of Control or Control Event — The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to paragraph (b) of this Section 8.3. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.3.
     (b) Condition to Company Action — The Company will not take any action that consummates or finalizes a Change of Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes accompanied by the certificate described in paragraph (g) of this Section 8.3, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.
     (c) Offer to Prepay Notes — The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in

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connection with an offer contemplated by paragraph (a) of this Section 8.3, such date shall be not less than 30 days and not more than 60 days after the date of such offer.
     (d) Acceptance; Rejection — A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance or rejection to be delivered to the Company on or before the date specified in the certificate described in paragraph (g) of this Section 8.3. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute rejection of such offer by such holder.
     (e) Prepayment — Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the outstanding principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and shall not require the payment of any Make-Whole Amount or prepayment premium. The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this Section 8.3.
     (f) Deferral Pending Change of Control — The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.3 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control does not occur on or prior to the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change of Control shall be deemed rescinded). Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.3.
     (g) Officer’s Certificate — Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled, (vi) in reasonable detail, the nature and date or proposed date of the Change of Control and (vii) the date by which any holder of a Note that wishes to reject such offer must deliver notice thereof to the Company, which date shall not be earlier than three Business Days prior to the Proposed Prepayment Date or, in the case of a prepayment pursuant to Section 8.3(b), the date of the action referred to in Section 8.3(b)(i).

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8.4 Allocation of Partial Prepayments.
          In the case of each partial prepayment of Notes of a series or tranche pursuant to Section 8.2(a) or (b), the principal amount of the Notes of the series or tranche to be prepaid shall be allocated among all of the Notes of such series or tranche at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
8.5 Maturity; Surrender, etc.
          In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, prepayment premium, if any, and LIBOR Breakage Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, prepayment premium, if any, or LIBOR Breakage Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full, after such payment and upon the written request of the Company, shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
8.6 Purchase of Notes.
          The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
8.7 Make-Whole Amount.
          “Make-Whole Amount” means, with respect to any fixed rate Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such fixed rate Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

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          “Called Principal” means, with respect to any fixed rate Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
          “Discounted Value” means, with respect to the Called Principal of any fixed rate Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
          “Reinvestment Yield” means, with respect to the Called Principal of any fixed rate Note, .50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1 on Bloomberg Financial Markets (“Bloomberg”) or, if Page PX1 (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded on-the-run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
          “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
          “Remaining Scheduled Payments” means, with respect to the Called Principal of any fixed rate Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the

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amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.
          “Settlement Date” means, with respect to the Called Principal of any fixed rate Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
8.8 LIBOR Breakage Amount.
          The term “LIBOR Breakage Amount” means any loss, cost or expense (other than lost profits and taxes) reasonably and actually incurred by any holder of a floating rate Note as a result of any payment or prepayment of such Note (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise, but excluding mandatory prepayments pursuant to Section 8.3) on a day other than an interest payment date or at scheduled maturity thereof, and any loss or expense arising from the liquidation or reemployment of funds obtained by such holder or from fees payable to terminate the deposits from which such funds were obtained. Any such loss, cost or expense shall be limited to the time period from the date of such prepayment through the earlier of the next interest payment date or the maturity of such floating rate Note. Each holder of a floating rate Note shall determine the LIBOR Breakage Amount with respect to the principal amount of its floating rate Notes then being paid or prepaid (or required to be paid or prepaid) by written notice to the Company setting forth such determination in reasonable detail (a “Notice of LIBOR Breakage Amount”). Each such determination shall be conclusive absent manifest error. The LIBOR Breakage Amount reflected in the Notice of LIBOR Breakage Amount shall be due and payable within five Business Days following receipt by the Company of such written notice.
9. AFFIRMATIVE COVENANTS.
          The Company covenants that so long as any of the Notes are outstanding:
9.1 Compliance with Law.
          Without limiting Section 10.9, the Company will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
9.2 Insurance.
          The Company will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses

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against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if appropriate reserves are maintained with respect thereto) as is reasonably prudent in light of the businesses in which the Company and the Subsidiaries are engaged, except where not having such insurance would not reasonably be expected to have a Material Adverse Effect.
9.3 Maintenance of Properties.
          The Company will, and will cause each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
9.4 Payment of Taxes and Claims.
          The Company will, and will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.
9.5 Corporate Existence, etc.
          Subject to Section 10.6, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.6 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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9.6 Books and Records.
          The Company will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.
9.7 Subsidiary Guarantees; Collateral; Release of Guaranties and Collateral.
     (a) Subsidiary Guarantors. The Company will cause each Subsidiary that, on or after the date of the Closing, is or becomes a guarantor of Indebtedness in respect of the Loan Agreements, and each Domestic Subsidiary that, on or after the date of the Closing, is or becomes a borrower under any Loan Agreement, on the date of the Closing or within 10 Business Days of its thereafter becoming a guarantor of Indebtedness in respect of, or a borrower under, any Loan Agreement, as the case may be, to execute and deliver or become a party to the Subsidiary Guaranty and will deliver to each holder of Notes:
     (i) an executed counterpart of the Subsidiary Guaranty, or, if the Subsidiary Guaranty has been previously executed and delivered, an executed counterpart of a Joinder thereto;
     (ii) copies of such directors’ or other authorizing resolutions, charter, bylaws and other constitutive documents of such Subsidiary as the Required Holders may reasonably request; and
     (iii) an opinion of independent counsel reasonably satisfactory to the Required Holders covering the authorization, execution, delivery, compliance with law, no conflict with other documents, no consents and enforceability of the Subsidiary Guaranty against such Subsidiary substantially in the form of Exhibit 4.4(a).
     (b) Release of Subsidiary Guarantor. Each holder of a Note fully releases and discharges from the Subsidiary Guaranty each Subsidiary Guarantor, immediately and without any further act, upon such Subsidiary Guarantor being released and discharged from all of its obligations as a borrower or guarantor under and in respect of all Loan Agreements to which it is a party or otherwise obligated, provided that:
     (i) no Default or Event of Default exists or will exist immediately following such release and discharge;
     (ii) if any fee or other consideration is paid or given to any holder of Indebtedness, or any lender, under any Loan Agreement in connection with such release and discharge, other than the repayment of all or a portion of such Indebtedness under any Loan Agreement, each holder of a Note receives equivalent consideration on a pro rata basis; and
     (iii) at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying (x) that such

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Subsidiary Guarantor has been or is being released and discharged as a borrower or guarantor under and in respect of all Loan Agreements to which it is a party or otherwise obligated and (y) as to the matters set forth in clauses (i) and (ii).
Any outstanding Indebtedness of a Subsidiary Guarantor shall be deemed to have been incurred by such Subsidiary Guarantor as of the date it is released and discharged from the Subsidiary Guaranty.
     (c) Release of Collateral. Each holder of Notes fully releases the interest of the holders in any collateral under the Collateral Documents, immediately and without any further act, upon the release of such collateral by the holders of Indebtedness and lenders under all Loan Agreements and any other parties to the Intercreditor Agreement; provided that:
     (i) no Default or Event of Default exists or will exist immediately following such release;
     (ii) if any fee or other consideration is paid or given to any holder of Indebtedness or lender under any Loan Agreement as consideration for such release, other than the repayment of all or a portion of such Indebtedness under such Loan Agreement, together with accrued interest thereon and other amounts with respect to such Indebtedness, each holder of a Note receives equivalent consideration on a pro rata basis; and
     (iii) at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying (x) that such collateral has been or is being released by the holders of Indebtedness and lenders under all Loan Agreements and any other parties to the Intercreditor Agreement and (y) as to the matters set forth in clauses (i) and (ii).
     (d) Confirmation of Release. Upon written request of the Company following a release of collateral pursuant to Section 9.7(c), each holder of Note agrees to provide written confirmation of such release.
9.8 Pari Passu Ranking.
     (a) The Indebtedness evidenced by the Notes will at all times rank at least pari passu with all Indebtedness of the Company under the Loan Agreements.
     (b) The Company will, if it or any Subsidiary, shall create any Lien upon any of its property or assets, whether now owned or hereafter acquired, in favor of the lenders or other creditors who are party to either Loan Agreement (unless prior written consent of the Required Holders to the creation thereof shall have been obtained), make or cause to be made effective a provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured.

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10. NEGATIVE COVENANTS.
          The Company covenants that so long as any of the Notes are outstanding:
10.1 Consolidated Leverage Ratio.
          The Company will not permit the Consolidated Leverage Ratio, as of the end of any fiscal quarter, to be greater than 3.25 to 1.00; provided that, upon notice by the Company to the holders of Notes, as of the last day of each of the four consecutive fiscal quarters immediately following a Qualified Acquisition, such ratio may be greater than 3.25 to 1.00, but in no event greater than 3.75 to 1.00, if the Company pays the additional interest provided for in Section 1.5.
10.2 Interest Coverage.
          The Company will not permit the ratio of Consolidated EBIT to Consolidated Interest Expense (in each case for the Company’s then most recently completed four fiscal quarters) to be less than 2.25 to 1.00 at any time.
10.3 Priority Debt.
          The Company will not at any time permit Priority Debt to exceed 15% of Consolidated Adjusted Total Assets as of the end of the most recently completed fiscal quarter.
10.4 Liens.
          The Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist, directly or indirectly, any Lien on its properties or assets, including capital stock, whether now owned or hereafter acquired, except:
     (a) Liens under the Collateral Documents;
     (b) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;
     (c) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 11(i);
     (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 9.4; pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; and deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

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     (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary and statutory and contractual Liens in favor of landlords on real property leased by the Company or any Subsidiary; provided that, the Company or Subsidiary is current with respect to payment of all rent and other amounts due to such landlord under any lease of such real property, except where the failure to be current in payment would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect;
     (f) Liens securing Indebtedness existing on property or assets of the Company or any Subsidiary as of the date of this Agreement that are described in Schedule 10.4;
     (g) Liens (i) existing on property at the time of its acquisition by the Company or a Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or a Subsidiary; or (ii) on property created contemporaneously with its acquisition or within 180 days of the acquisition or completion of construction or improvements thereof to secure or provide for all or a portion of the acquisition price or cost of construction or improvements of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Subsidiary of, or substantially all of its assets are acquired by, the Company or a Subsidiary and not created in contemplation thereof; provided that such Liens do not extend to additional property of the Company or any Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the lesser of cost of acquisition or construction or the fair market value (determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company) of the property subject thereto;
     (h) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (f) and (g), provided that (i) there is no increase in the principal amount or decrease in maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist;
     (i) Liens securing Indebtedness of a Subsidiary owed to the Company or to a Wholly Owned Subsidiary;
     (j) Liens existing on cash deposited by Perrigo International existing on the date hereof under the Israeli Acquisition Cash Secured Loan Documents to secure the Israeli Acquisition Cash Secured Loan in an amount not to exceed the outstanding principal amount of the Israeli Acquisition Cash Secured Loan;

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     (k) Liens incurred in connection with Permitted Securitization Transactions, provided that the aggregate outstanding principal amount of Indebtedness secured by such Liens does not at any time exceed 10% of Consolidated Adjusted Total Assets as of the end of the most recently completed fiscal quarter;
     (l) Precautionary UCC filings with respect to operating leases of the Company or a Subsidiary; and
     (m) Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (l) of this Section 10.4, provided that Priority Debt does not at any time exceed 15% of Consolidated Adjusted Total Assets as of the end of the most recently completed fiscal quarter.
10.5 Subsidiary Indebtedness.
          The Company will not at any time permit any Subsidiary, directly or indirectly, to create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable for, any Indebtedness other than:
     (a) Indebtedness of a Subsidiary Guarantor;
     (b) Indebtedness outstanding on the date hereof that is described on Schedule 10.5;
     (c) Indebtedness owed to the Company or a Wholly Owned Subsidiary;
     (d) Indebtedness of a Subsidiary outstanding at the time of its acquisition by the Company, provided that (i) such Indebtedness was not incurred in contemplation of becoming a Subsidiary, and (ii) at the time of such acquisition and after giving effect thereto, no Default or Event of Default exists or would exist;
     (e) The Israeli Acquisition Cash Secured Loan;
     (f) Indebtedness pursuant to Permitted Securitization Transactions, provided that the aggregate outstanding principal amount of Indebtedness under all Permitted Securitization Transactions does not at any time exceed 10% of Consolidated Adjusted Total Assets as of the end of the most recently completed fiscal quarter;
     (g) Indebtedness not otherwise permitted by the preceding clauses (a) through (f), provided that immediately before and after giving effect thereto and to the application of the proceeds thereof:
     (i) no Default or Event of Default exists, and
     (ii) Priority Debt does not exceed 15% of Consolidated Adjusted Total Assets (as of the end of the Company’s then most recently completed fiscal quarter) at any time.

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10.6 Merger, Consolidation, etc.
          The Company will not consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that the Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that
     (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation, general partnership or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such successor or survivor, such corporation, general partnership or limited liability company:
     (i) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, Collateral Documents and the Notes; and
     (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms of this Section 10.6(a); and
     (b) after giving effect to such transaction, no Default or Event of Default shall exist.
No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor that shall theretofore have become such in the manner prescribed in this Section 10.6 from its liability under this Agreement.
10.7 Sale of Assets.
          Except as permitted by Section 10.6, the Company will not, and will not permit any Subsidiary to, make any Asset Disposition unless:
     (a) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and
     (b) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring in the then current fiscal year of the Company would not exceed 20% of Consolidated Adjusted Total Assets as of the end of the then most recently completed fiscal year of the Company.

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If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 180 days before or 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with paragraph (b) of this Section 10.7 as of any date, shall be deemed not to be an Asset Disposition.
10.8 Transactions with Affiliates.
          The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.
10.9 Terrorism Sanctions Regulations.
          The Company will not and will not permit any Subsidiary at any time to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control in effect at such time or in Section 1 of the Anti Terrorism Order in effect at such time or (b) knowingly engage in any dealings or transactions with any such Person in contravention of applicable law.
11. EVENTS OF DEFAULT.
          An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
     (a) the Company defaults in the payment of any principal, Make-Whole Amount, if any, prepayment premium, if any, or LIBOR Breakage Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
     (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or
     (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 through 10.9; or
     (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or
     (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished

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in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or
     (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount, or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least the greater of $50,000,000 or 2% of Consolidated Adjusted Total Assets beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount of at least the greater of $50,000,000 or 2% of Consolidated Adjusted Total Assets or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least the greater of $50,000,000 or 2% of Consolidated Adjusted Total Assets or one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or
     (g) the Company or any Significant Subsidiary (i) becomes unable, admits in writing its inability or fails generally to pay its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
     (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Significant Subsidiary, or any such petition shall be filed against the Company or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or
     (i) a final judgment or judgments for the payment of money aggregating in excess of the greater of $50,000,000 and 2% of Consolidated Adjusted Total Assets are

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rendered against one or more of the Company and its Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;
     (j) if an ERISA Event has resulted in liability of the Company or any Subsidiary under Title IV of ERISA to a Plan, a Multiemployer Plan or the PBGC in an aggregate amount in excess of the greater of $50,000,000 and 2% of Consolidated Adjusted Total Assets and such amount has not been paid when due;
     (k) the Subsidiary Guaranty ceases to be in full force and effect (except in accordance with and by reason of the provisions of Section 9.7(b)) or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder;
     (l) any of the Collateral Documents at any time for any reason ceases to be in full force and effect (except in accordance with the provisions of Section 9.7(c)) or shall be declared null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by the Company or any Subsidiary or any of them shall renounce any of the same or deny that it has any or further liability thereunder.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.
12. REMEDIES ON DEFAULT, ETC.
12.1 Acceleration.
     (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
     (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
          Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal

37

amount of such Notes, plus (w) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate), (x) any applicable Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), (y) any applicable prepayment premium (to the full extent permitted by applicable law), and (z) any LIBOR Breakage Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived; provided however that any LIBOR Breakage Amount shall be due and payable in accordance with Section 8.8 hereof. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount, prepayment premium or LIBOR Breakage Amount by the Company, if any, in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
12.2 Other Remedies.
          If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
12.3 Rescission.
          At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and any applicable Make-Whole Amount, prepayment premium and LIBOR Breakage Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and any Make-Whole Amount, prepayment premium and LIBOR Breakage Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts that have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
12.4 No Waivers or Election of Remedies, Expenses, etc.
          No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice

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such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.
13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.
13.1 Registration of Notes.
          The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
13.2 Transfer and Exchange of Notes.
          Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), the Company shall execute and deliver within 10 Business Days, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note; provided, that the transfer is not in violation of applicable securities laws or this Agreement. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Note specified for the Notes of such series and tranche, if any. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.

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13.3 Replacement of Notes.
          Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $500,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
     (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver within 10 Business Days, in lieu thereof, of the same series and tranche, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
14. PAYMENTS ON NOTES.
14.1 Place of Payment.
          Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, prepayment premium, if any, LIBOR Breakage Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
14.2 Home Office Payment.
          So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, prepayment premium, if any, LIBOR Breakage Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon

40

and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.
15. EXPENSES, ETC.
15.1 Transaction Expenses.
          Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonably and properly documented out-of-pocket costs and expenses (including reasonable and properly documented attorneys’ fees of one special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Collateral Documents or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Collateral Documents or the Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Collateral Documents or the Subsidiary Guaranty, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes, by the Collateral Documents and the Subsidiary Guaranty and (c) the costs and expenses not in excess of $3,000 per series of Notes incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO. The Company will pay, and will save you and each Other Purchaser or holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).
15.2 Survival.
          The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.
16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note; provided, however that all representations and warranties

41

contained herein shall expire upon the indefeasible payment in full of all amounts due in connection with this Agreement. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.
17. AMENDMENT AND WAIVER.
17.1 Requirements.
          This Agreement, the Notes, the Subsidiary Guaranty and the Collateral Documents may be amended, and the observance of any term hereof or thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20. Notwithstanding the foregoing, but subject to the provisions of Section 12 relating to acceleration or rescission, (x) a specific series of Notes (and the related provisions of this Agreement) may be amended by the Company and the holders of 100% of the aggregate principal amount of such series of Notes if the effect of such amendment is solely to change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or the Make-Whole Amount or the LIBOR Breakage Amount on the Notes of such series, and (y) if an amendment, waiver or consent affects one or more series or tranches of Notes but not all series or tranches of Notes, such amendment, waiver or consent shall only require approval of the requisite percentage, determined in accordance with this Section 17.1, of the holders of the series or tranches affected thereby (voting together as a single class, if more than one series or tranche is affected thereby).
17.2 Solicitation of Holders of Notes.
     (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

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     (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding that also enters into such waiver or amendment. If, in the case of any waiver or amendment of any of the terms and provisions hereof, remuneration is paid to any holder of Notes that for any reason does not enter into such waiver or amendment, such remuneration shall also be paid to all other non-consenting holders in respect of such waiver or amendment.
     (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17.2 by the holder of any Note that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.
17.3 Binding Effect, etc.
          Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Note Purchase Agreement as it may from time to time be amended or supplemented.
17.4 Notes Held by Company, etc.
          Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

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18. NOTICES.
          All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy or e-mail if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid), or (d) solely for purposes of Section 7.3, by e-mail. Any such notice must be sent:
     (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,
     (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
     (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed given only when actually received.
19. REPRODUCTION OF DOCUMENTS.
          This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at a Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, electronic, digital or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
20. CONFIDENTIAL INFORMATION.
          For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes

44

known to you other than through disclosure by the Company or any Subsidiary, or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.
21. SUBSTITUTION OF PURCHASER.
          You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

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22. MISCELLANEOUS.
22.1 Successors and Assigns.
          All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not.
22.2 Payments Due on Non-Business Days.
          Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.5 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount, LIBOR Breakage Amount, prepayment premium or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
22.3 Accounting Terms.
          All accounting terms used herein that are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with Agreement Accounting Principles and (ii) all financial statements shall be prepared in accordance with GAAP.
22.4 Severability.
          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the fullest extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
22.5 Construction.
          Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
          For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

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22.6 Counterparts.
          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
22.7 Governing Law.
          This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice of law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.
22.8 Jurisdiction and Process; Waiver of Jury Trial.
     (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Collateral Documents, the Subsidiary Guaranty or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
     (b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
     (c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

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     (d) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
22.9 Holders of Notes to be Bound by Intercreditor Agreement.
          Each holder of a Note, other than holders of the Series 2008 Notes that are direct parties to the Intercreditor Agreement, by its acceptance of a Note issued pursuant to this Agreement (whether pursuant to Section 1.2, 13.2 or 13.3) agrees to be bound by all of terms and provisions of the Intercreditor Agreement and, upon request of the Collateral Agent, agrees to provide written confirmation of its agreement to be so bound

48

          If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

PERRIGO COMPANY

By:	/s/ Judy L. Brown
Name:	Judy L. Brown
Title:	Executive Vice President and Chief
Financial Officer

This Agreement is accepted and
agreed to as of the date thereof.
AIG ANNUITY INSURANCE COMPANY
FIRST SUNAMERICA LIFE INSURANCE COMPANY
By:           AIG Global Investment Corp., investment adviser

By:	/s/ Gerald F. Herman
Gerald F. Herman
Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
By: ING Investment Management LLC, as Agent
By: /s/ James V. Wittich
Name: James V. Wittich
Title:Senior Vice President

UNUM LIFE INSURANCE COMPANY OF AMERICA
By: Provident Investment Management, LLC
Its: Agent
By: /s/ Ben Vance
Name: Ben Vance
Title: Vice President
PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By: Provident Investment Management, LLC
Its: Agent
By: /s/ Ben Vance
Name: Ben Vance
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Dianna D. Carr
Vice President

AMERICAN INVESTORS LIFE INSURANCE COMPANY
AVIVA LIFE AND ANNUITY COMPANY
AVIVA LIFE INSURANCE COMPANY
By: Aviva Capital Management, Inc., its authorized attorney in-fact
By: /s/ Roger D. Fors
Name: Roger D. Fors
Title: VP-Private Placements

HARTFORD FIRE INSURANCE COMPANY
By: Hartford Investment Management Company
Its: Agent and Attorney-in-Fact
By: /s/ Matthew J. Poznar
Name: Matthew J. Poznar
Title: Vice President
PHYSICIANS LIFE INSURANCE COMPANY
By: Hartford Investment Management Company
Its: Investment Advisor
By: /s/ Matthew J. Poznar
Name: Matthew J. Poznar
Title: Vice President

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
By: /s/ Brian Keating
Name: Brian Keating
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Adviser
By: /s/ Emeka O. Onukwugha
Name: Emeka O. Onukwugha
Title: Managing Director
C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC, as Investment Sub-Adviser
By: /s/ Emeka O. Onukwugha
Name: Emeka O. Onukwugha
Title: Managing Director

EQUITRUST LIFE INSURANCE COMPANY
By: /s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President
FARM BUREAU LIFE INSURANCE COMPANY
By: /s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President

PRINCIPAL LIFE INSURANCE COMPANY
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory
By: /s/ Colin Pennycooke
Its: Counsel
By: /s/ Alan P. Kress
Its: Counsel

THE OHIO NATIONAL LIFE INSURANCE COMPANY
OHIO NATIONAL LIFE ASSURANCE CORPORATION
By: /s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

UNITED OF OMAHA LIFE INSURANCE COMPANY
By: /s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Vice President
COMPANION LIFE INSURANCE COMPANY
By: /s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Vice President
UNITED WORLD LIFE INSURANCE COMPANY
By: /s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Vice President

SCHEDULE A
INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
AIG Annuity Insurance Company		$25,000,000
(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:
The Bank of New York
ABA # 021-000-018
Account Number: GL111566
For Further Credit to: AIG ANNUITY INSURANCE COMPANY; Account No. 260638
Reference: PPN and Prin.: $           ; Int.: $
(2)	Payment notices, audit confirmations and related correspondence to:
AIG Annuity Insurance Company (260638)
c/o AIG Investments
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Portfolio Operations
Fax: (713) 831-1072 OR Email:
AIGGIGPVTPLACEMENTOPERATIONS@aig.com
(3)	Duplicate payment notices (only) to:
AIG Annuity Insurance Company (260638)
c/o The Bank of New York
Attn: P & I Department
Fax: (718) 315-3076
(4)	* Compliance reporting information to:
AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Compliance
Email: Compliance-AIGGIG@aig.com
Schedule A

*	Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.
(5)	Note to be issued in the name of: AIG ANNUITY INSURANCE COMPANY

(6)	Tax I.D. Number for AIG Annuity Insurance Company: 75-0770838

(7)	Physical Delivery Instructions:
The Bank of New York
One Wall Street - 3rd Floor Window — A
New York, N.Y. 10286
Attention: Arnold Musella or Ada Casiano, Phone: (212) 635-1917
Account Name: AIG ANNUITY INSURANCE COMPANY
Account Number: 260638
(8)	Depository Trust Company (DTC) Instructions:
Alert Code: AGAIC
DTC Participant # 901
Institutional ID # 30012
Agent Bank ID # 26500
Account Name: AIG ANNUITY INSURANCE COMPANY
Account Number: 260638
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
First SunAmerica Life Insurance Company		$10,000,000
Register Notes in Name of: HARE & CO.
(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:
The Bank of New York
ABA # 021-000-018
Account Number: GL111566
For Further Credit to: FIRST SUNAMERICA LIFE INSURANCE CO.; Account No. 113617
Reference: PPN and Prin.: $           ; Int.: $
(2)	Payment notices, audit confirmation and related correspondence to:
First SunAmerica Life Insurance Company (113617)
c/o AIG Investments
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Portfolio Admin.
Fax: (713) 831-1072
(3)	Duplicate payment notices to:
First SunAmerica Life Insurance Company (113617)
c/o The Bank of New York
Attn: P & I Department
Fax: (718) 315-3076
(4)	* Compliance reporting information to:
AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Compliance
Email: Compliance-AIGGIG@aig.com

*	Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.
Schedule A

(5)	Note to be issued in the nominee name of: HARE & CO. (Tax ID #: 13-6062916)

(6)	Tax ID # for First SunAmerica Life Insurance Company: 06-0992729

(7)	Physical Delivery Instructions:
The Bank of New York
One Wall Street - 3rd Floor Window — A
New York, N.Y. 10286
Attn: Arnold Musella or Ada Casiano, Phone: (212)635-1917
Account Name: FIRST SUNAMERICA LIFE INSURANCE COMPANY
Account Number: 113617
(8) Depository Trust Company (DTC) Instructions:
Alert Code: FSAMCFHO
DTC Participant # 901
Institutional ID # 30012
Agent Bank ID # 26500
Account Name: FIRST SUNAMERICA LIFE INSURANCE COMPANY
Account Number: 113617
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
ING Life Insurance and Annuity Company	$1,500,000	$6,000,000
(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:
The Bank of New York Mellon
ABA#: 021000018
Account:         IOC 566/INST’L CUSTODY (for scheduled
                          principal and interest payments)
           or
                          IOC 565/INST’L CUSTODY (for all payments
                          other than scheduled principal and interest)
For further credit to: ILIAC/Acct. 216101
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
(2) Address for all notices relating to payments:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886
Schedule A

(3) Address for all other communications and notices:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn:    Private Placements
Fax:    (770) 690-5057
with a copy to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, MN 55401-2121
Attn:    Justin Stach
Fax:    (612) 372-5313
(4) The Notes should be sent directly to:
The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
with a copy to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn:    Linda H. Freitag, Esq.
Fax:    (770) 690-5057
The cover letter accompanying the Notes should reference ILIAC/Acct. 216101
(5) Tax Identification No.: 71-0294708
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
ING USA Annuity and Life Insurance Company	$4,000,000	$10,500,000
(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:
The Bank of New York Mellon
ABA#: 021000018
Account:           IOC 566/INST’L CUSTODY (for scheduled
                          principal and interest payments)
           or
                          IOC 565/INST’L CUSTODY (for all payments
                          other than scheduled principal and interest)
For further credit to: ING USA/Acct. 136373
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
(2) Address for all notices relating to payments:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886
Schedule A

(3) Address for all other communications and notices:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn:    Private Placements
Fax:    (770) 690-5057
with a copy to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, MN 55401-2121
Attn:    Justin Stach
Fax:     (612) 372-5313
(4) The Notes should be sent directly to:
The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
with a copy to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Linda H. Freitag, Esq.
Fax: (770) 690-5057
The cover letter accompanying the Notes should reference ING USA/Acct. 136373
(5) Tax Identification No.: 41-0991508
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Reliastar Life Insurance Company		$500,000
(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:
The Bank of New York Mellon
ABA#: 021000018
Account:         IOC 566/INST’L CUSTODY (for scheduled
                          principal and interest payments)
           or
                          IOC 565/INST’L CUSTODY (for all payments
                          other than scheduled principal and interest)
For further credit to: RLIC/Acct. 187035
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
(2) Address for all notices relating to payments:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886
Schedule A

(3) Address for all other communications and notices:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057
with a copy to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, MN 55401-2121
Attn:     Justin Stach
Fax:     (612) 372-5313
(4) The Notes should be sent directly to:
The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
with a copy to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Linda H. Freitag, Esq.
Fax: (770) 690-5057
The cover letter accompanying the Notes should reference RLIC/Acct. 187035
(5) Tax Identification No.: 41-0451140
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Reliastar Life Insurance Company		$500,000
     (1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:
The Bank of New York Mellon
ABA#: 021000018
Account:         IOC 566/INST’L CUSTODY (for scheduled
                          principal and interest payments)
           or
                          IOC 565/INST’L CUSTODY (for all payments
                          other than scheduled principal and interest)
     For further credit to: RLIC REIN/Acct. 301612
     Reference: [insert CUSIP]
     Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
(2) Address for all notices relating to payments:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886
Schedule A

(3) Address for all other communications and notices:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057
with a copy to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, MN 55401-2121
Attn:    Justin Stach
Fax:     (612) 372-5313
(4) The Notes should be sent directly to:
The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
with a copy to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Linda H. Freitag, Esq.
Fax: (770) 690-5057
The cover letter accompanying the Notes should reference RLIC REIN/Acct. 301612
(5) Tax Identification No.: 41-0451140
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Security Life of Denver Insurance Company	$1,500,000	$2,500,000
     (1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:
The Bank of New York Mellon
ABA#: 021000018
Account:         IOC 566/INST’L CUSTODY (for scheduled
                          principal and interest payments)
           or
                          IOC 565/INST’L CUSTODY (for all payments
                          other than scheduled principal and interest)
For further credit to: SLD/Acct. 178157
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
(2) Address for all notices relating to payments:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Fax: (770) 690-4886
Schedule A

(3) Address for all other communications and notices:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5057
with a copy to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, MN 55401-2121
Attn:    Justin Stach
Fax:     (612) 372-5313
(4) The Notes should be sent directly to:
The Bank of New York Mellon
One Wall Street
Window A — 3rd Floor
New York, NY 10286
with a copy to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Linda H. Freitag, Esq.
Fax: (770) 690-5057
The cover letter accompanying the Notes should reference SLD/Acct. 178157
(5) Tax Identification No.: 84-0499703
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Unum Life Insurance Company of America		$6,000,000
		$6,000,000
Register Notes in name of: CUDD & CO.
(1) All payments by wire transfer of immediately available funds to:

CUDD & CO.
c/o JP Morgan Chase Bank
New York, NY
ABA No. 021 000 021
SSG Private Income Processing
A/C #900-9-000200
Custodial Account No. G08287
Please reference: Issuer
PPN
Coupon
Maturity
Principal =	$
Interest =	$
(2) All notices of payments and all other communications:

Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-1172
Fax: (423) 294-3351
(3) Address for delivery of Notes:
JP Morgan Chase Bank
4 New York Plaza
Ground Floor Window
New York, New York 10004
Account No.:   G08287 (Unum Life Insurance Company of America)
Attention:  John Bouquet / G08287
Telephone:  (212) 623-2840
Schedule A

(4) Two sets of original closing documents with original signatures for the Note Purchase Agreement and 2 conformed copies of the Note Purchase Agreement to:
Mr. Richard J. MacLean
UnumProvident Corporation
Investment Operations, 6N
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-7901
(5) Taxpayer I.D. Number: 13-6022143 (CUDD & CO.)
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Provident Life and Accident Insurance Company		$15,000,000
Register Notes in name of: CUDD & CO.
(1) All payments by wire transfer of immediately available funds to:

CUDD & CO.
c/o JP Morgan Chase Bank
New York, NY
ABA No. 021 000 021
SSG Private Income Processing
A/C #900-9-000200
Custodial Account No. G11579
Please reference: Issuer
PPN
Coupon
Maturity
Principal =	$
Interest =	$
(2) All notices of payments and all other communications:

Provident Investment Management, LLC
Private Placements
One Fountain Square
Chattanooga, Tennessee 37402
Telephone: (423) 294-1172
Fax: (423) 294-3351
(3) Address for delivery of Notes:
JP Morgan Chase Bank
4 New York Plaza
Ground Floor Window
New York, New York 10004
Account No.: G11579 (Provident Life and Accident Insurance Company)
Attention: John Bouquet / G11579
Telephone: (212) 623-2840
Schedule A

(4) Taxpayer I.D. Number: 13-6022143 (CUDD & CO.)
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
The Prudential Insurance Company of America	$15,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name: Prudential Managed Portfolio
Account No.: P86188 (please do not include spaces)

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Each such wire transfer shall set forth the name of the Company, a reference to “5.97% Senior Notes, Series 2008-A, due May 29, 2015, Security No. INV11033, PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716

Attention: Managing Director
Schedule A

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Attention: Wiley S. Adams
Telephone: (312) 540-4204

(6)	Tax Identification No.: 22-1211670
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
The Prudential Insurance Company of America	$10,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name: The Prudential — Privest Portfolio
Account No.: P86189 (please do not include spaces)

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to “5.97% Senior Notes, Series 2008-A, due May 29, 2015, Security No. INV11033, PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716

Attention: Managing Director
Schedule A

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Attention: Wiley S. Adams
Telephone: (312) 540-4204

(6)	Tax Identification No.: 22-1211670
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
American Investors Life Insurance Company	$3,000,000	$5,000,000
Register Notes in name of: HARE & CO.
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name: American Investors Life Insurance Company
Custody Account Number: 010048
Reference: “Accompanying Information” as shown below

Accompany Information:	Name of Company:
Description of Security:
PPN:
Due Date and Application (as among principal, make-whole and interest) of the payment being made
(2) All notices of payments and written confirmations of such wire transfers:
PREFERRED REMITTANCE: cash@avivausa.com
American Investors Life Insurance Company
c/o Aviva Capital Management, Inc.
Attn: Cash Management
699 Walnut Street, Suite 1700
Des Moines, IA 50309
(3) Original notes delivered to:
The Bank of New York

One Wall Street, 3rd Floor
Window A
New York, NY 10286
FAO: American Investors Life Insurance Company, A/C #010048
Schedule A

(4) All other communications:
PREFERRED REMITTANCE:
privateplacements@avivausa.com
American Investors Life Insurance Company
c/o Aviva Capital Management, Inc.
Attention: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439

(5)	Tax ID No.	48-0696320 (American Investors Life Insurance Company) 13-6062916 (Hare & Co.)
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Aviva Life and Annuity Company	$4,000,000	$3,000,000
Register Notes in name of: HARE & CO.
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:
The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name: Aviva Life and Annuity Company
Custody Account Number: 010040
Reference: “Accompanying Information” as shown below

Acompany Information:	Name of Company:
Description of Security:
PPN:
Due Date and Application (as among principal, make-whole and interest) of the payment being made
(2) All notices of payments and written confirmations of such wire transfers:
PREFERRED REMITTANCE: cash@avivausa.com
Aviva Life and Annuity Company
c/o Aviva Capital Management, Inc.
Attn: Cash Management
699 Walnut Street, Suite 1700
Des Moines, IA 50309
(3) Original notes delivered to:
The Bank of New York
One Wall Street, 3rd Floor
Window A
New York, NY 10286
FAO: Aviva Life and Annuity Company, A/C #010040
Schedule A

(4) All other communications:
PREFERRED REMITTANCE:
privateplacements@avivausa.com
Aviva Life and Annuity Company
c/o Aviva Capital Management, Inc.
Attention: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439
Ph: (515) 283-3424

(5) Tax ID No.	42-0175020 (Aviva Life and Annuity Company) 13-6062916 (Hare & Co.)
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Aviva Life Insurance Company	$1,000,000
Register Notes in name of: MAC & CO
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Federal Reserve Bank of Boston
ABA# 011001234
DDA# 125261
CC: 1253
Custody Account Name: AVI – EG High Yield Securities
Custody Account Number: AVAF1011512
Reference: “Accompanying Information” as shown below

Accompany Information:	Name of Company:
Description of Security:
PPN:
Due Date and Application (as among principal, make-whole and interest) of the payment being made
(2) All notices of payments and written confirmations of such wire transfers:
PREFERRED REMITTANCE: cash@avivausa.com
Aviva Life Insurance Company
c/o Aviva Capital Management, Inc.
Attn: Cash Management
699 Walnut Street, Suite 1700
Des Moines, IA 50309
(3) Original notes delivered to:
Mellon Security Trust Company
One Wall Street
3rd Floor – Receive Window C
New York, NY 10286
For Credit to: AVI – EG High Yield Securities, A/C # AVAF1011512
Schedule A

(4) All other communications:
PREFERRED REMITTANCE:
privateplacements@avivausa.com
Aviva Life Insurance Company
c/o Aviva Capital Management, Inc.
Attention: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439
Ph: (515) 283-3424

(5) Tax ID No.	04-2235236 (Aviva Life Insurance Company) 25-1536944 (Mac & Co.)
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Aviva Life Insurance Company		$1,000,000
Register Notes in name of: MAC & CO
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Federal Reserve Bank of Boston
ABA# 011001234
DDA# 125261
CC: 1253
Custody Account Name: Aviva Life EIA Fixed Income
Custody Account Number: AVAF1012612
Reference: “Accompanying Information” as shown below

Accompany Information:	Name of Company:
Description of Security:
PPN:
Due Date and Application (as among principal, make-whole and interest) of the payment being made
(2) All notices of payments and written confirmations of such wire transfers:
PREFERRED REMITTANCE: cash@avivausa.com
Aviva Life Insurance Company
c/o Aviva Capital Management, Inc.
Attn: Cash Management
699 Walnut Street, Suite 1700
Des Moines, IA 50309
(3) Original notes delivered to:
Mellon Security Trust Company
One Wall Street
3rd Floor – Receive Window C
New York, NY 10286
For Credit to: Aviva Life EIA Fixed Income, A/C # AVAF1012612
Schedule A

(4) All other communications:
PREFERRED REMITTANCE:
privateplacements@avivausa.com
Aviva Life Insurance Company
c/o Aviva Capital Management, Inc.
Attention: Private Placements
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Fax: (515) 283-3439
Ph: (515) 283-3424

(5) Tax ID No.	04-2235236 (Aviva Life Insurance Company) 25-1536944 (Mac & Co.)
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Hartford Fire Insurance Company	$5,000,000
	$5,000,000
	$5,000,000
(1) All payments by wire transfer of immediately available funds to:
JP Morgan Chase
4 New York Plaza
New York, New York 10004
Bank ABA No. 021000021
Chase NYC/Cust
A/C # 900-9-000200 for F/C/T G06245-FIR
Attn: Bond Interest/Principal – Perrigo Company
5.97% Senior Notes due May 2015
PPN:                     Prin:                     Int:
With sufficient information to identify the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Hartford Investment Management Company
c/o Portfolio Support
Regular Mailing Address
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address
55 Farmington Avenue
Hartford, Connecticut 06105
Telefacsimile: (860) 297-8875/8876
Schedule A

(3) All other communications:
Hartford Investment Management Company
c/o Investment Department – Private Placements
Regular Mailing Address
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address
55 Farmington Avenue
Hartford, Connecticut 06105
Telefacsimile: (860) 297-8884
(4) Address for delivery of Notes:
JP Morgan Chase
4 New York Plaza
New York, New York 10004
Attn: John Bouquet
Phy/Rec – 11th Floor
Phone: 212-623-2840
Custody Account Number: G06245-FIR must appear on outside of envelope
(6) Tax ID: 06-0383750
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Physicians Life Insurance Company	$1,000,000
Register Notes in Name of: ELL & CO.
(1) All payments by wire transfer of immediately available funds to:
The Northern Trust Company
ABA Number: 071 000 152
Account # 5186041000
F/C/T Physicians Life Insurance Company – (26-27103-QPL)
Attn: INC/DIV
PPN:                     Prin:                     Int:
Ref: Perrigo Company 5.97% Senior Notes due May 2015
With sufficient information to identify the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
Physicians Life Insurance Company
Attention: Steve Scanlon
2600 Dodge Street
Omaha, NE 68131
Telefacsimile: (402) 663-1096
(3) All other communications:
Hartford Investment Management Company
c/o Investment Department – Private Placements
Regular Mailing Address
P.O. Box 1744
Hartford, CT 06144-1744
Overnight Mailing Address
55 Farmington Avenue
Hartford, Connecticut 06105
Telefacsimile: (860) 297-8884
Schedule A

(4) Address for delivery of Notes:
The Northern Trust Company
Harborside Financial Center 10, Suite 1401
3 Second Street
Northern Acct # 26-27103 – Physicians Life Insurance Company
Jersey City, NJ 07311
(5) Taxpayer I.D. Number: 47-0529583
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
The Guardian Life Insurance Company of America		$16,000,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JP Morgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life, CUSIP #                     , Perrigo Company
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) Address for all communications and notices:
The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Investment Department 20-D
Fax #: (212) 919-2658/2656
(3) Address for delivery of Notes:
JP Morgan Chase
4 New York Plaza – Ground Floor Receive Window
New York, NY 10004
Reference A/C #G05978, Guardian Life
(4) Taxpayer I.D. Number: 13-5123390
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Massachusetts Mutual Life Insurance Company	$4,000,000
(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Unified Traditional
Acct. Name: MassMutual BA 0033 TRAD Private ELBX
Account No. 30566056
Re: Description of security, cusip, principal and interest split with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
P.O. Box 15189
1500 Main Street, Suite 200
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department
With telephone advice of payment to:
Securities Custody and Collection Department
Babson Capital Management LLC
(413) 226-1889 or (413) 226-1803
Schedule A

(3) All other communications and notices to:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Address for delivery of Notes:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attention: Lori King
(5) Taxpayer I.D. Number: 04-1590850
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Massachusetts Mutual Life Insurance Company	$500,000
(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual DI
Acct. Name: MassMutual BA 0038 DI Private ELBX
Account No. 30566064
Re: Description of security, cusip, principal and interest split with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
P.O. Box 15189
1500 Main Street, Suite 200
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department
With telephone advice of payment to:
Securities Custody and Collection Department
Babson Capital Management LLC
(413) 226-1889 or (413) 226-1803
Schedule A

(3) All other communications and notices to:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Address for delivery of Notes:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attention: Lori King
(5) Taxpayer I.D. Number: 04-1590850
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Massachusetts Mutual Life Insurance Company	$1,350,000
(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual IFM Non-Traditional
Account No. 30510589
Re: Description of security, cusip, principal and interest split with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
P.O. Box 15189
1500 Main Street, Suite 200
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department
With telephone advice of payment to:
Securities Custody and Collection Department
Babson Capital Management LLC
(413) 226-1889 or (413) 226-1803
Schedule A

(3) All other communications and notices to:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Address for delivery of Notes:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attention: Lori King
(5) Taxpayer I.D. Number: 04-1590850
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Massachusetts Mutual Life Insurance Company	$2,750,000
(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Pension Management
Account No. 30510538
Re: Description of security, cusip, principal and interest split with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
P.O. Box 15189
1500 Main Street, Suite 200
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department
With telephone advice of payment to:
Securities Custody and Collection Department
Babson Capital Management LLC
(413) 226-1889 or (413) 226-1803
Schedule A

(3) All other communications and notices to:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Address for delivery of Notes:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attention: Lori King
(5) Taxpayer I.D. Number: 04-1590850
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Massachusetts Mutual Life Insurance Company	$2,500,000
(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For MassMutual Spot Priced Contract
Account No. 30510597
Re: Description of security, cusip, principal and interest split with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) All notices of payments and written confirmations of such wire transfers:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
P.O. Box 15189
1500 Main Street, Suite 200
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department
     With telephone advice of payment to:
Securities Custody and Collection Department
Babson Capital Management LLC
(413) 226-1889 or (413) 226-1819
Schedule A

(3) All other communications and notices to:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Address for delivery of Notes:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attention: Lori King
(5) Taxpayer I.D. Number: 04-1590850
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
C.M. Life Insurance Company	$900,000
(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as [insert name of issuer and description of Note] interest and principal), to:
Citibank, N.A.
New York, NY
ABA No. 021000089
For CM Life Segment 43 — Universal Life
Account No. 30510546
Re: Description of security, cusip, principal and interest split with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) All notices of payments and written confirmations of such wire transfers:
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
P.O. Box 15189
Springfield, MA 01115-5189
Attention: Securities Custody and Collection Department
     With telephone advice of payment to:
Securities Custody and Collection Department
Babson Capital Management LLC
(413) 226-1803 or (413) 226-1819
Schedule A

(3) All other communications and notices to:
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Division
(4) Address for delivery of Notes:
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Attention: Lori King
(5) Taxpayer I.D. Number: 06-1041383
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Equitrust Life Insurance Company		$6,000,000
Register Notes in name of: Cudd & Co.
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JP Morgan Chase Bank
ABA No. 021000021
A/C #9009002859
Account No. G10559
Contact: privateplacements@fblfinancial.com
Reference: PPN, Name of Issuer & Description
                    Principal and Interest Payment
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) Address for all communications and notices:
FBL Financial Group, Inc
Attn. Securities Dept — Private Placements
5400 University Ave
West Des Moines, IA 50266
privateplacements@FBLFinancial.com
(3) Address for delivery of Notes:
JP Morgan Chase Bank
4 New York Plaza — Ground Floor Window
New York, NY 10005
Attn: Receive Window
Reference: G10559
Reference: Equitrust Life Insurance Company
(4) Taxpayer I.D. Number: 13-6022143
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Farm Bureau Life Insurance Company		$3,000,000
Register Notes in name of: Cudd & Co.
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:
JP Morgan Chase Bank
ABA No. 021000021
A/C #9009002859
Account No. G10557
Contact: privateplacements@fblfinancial.com
Reference: PPN, Name of Issuer & Description
                    Principal and Interest Payment
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
(2) Address for all communications and notices:
FBL Financial Group, Inc
Attn. Securities Dept — Private Placements
5400 University Ave
West Des Moines, IA 50266
privateplacements@FBLFinancial.com
(3) Address for delivery of Notes:
JP Morgan Chase Bank
4 New York Plaza — Ground Floor Window
New York, NY 10005
Attn: Receive Window
Reference: G10557
Reference: Farm Bureau Life Insurance Company
(4) Taxpayer I.D. Number: 13-6022143
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Principal Life Insurance Company	$4,058,000
	$2,942,000
(1) All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:
ABA No.: 121000248
Wells Fargo Bank, N.A.
San Francisco, CA
For credit to Principal Life Insurance Company
Account No.: 0000014752
OBI PFGSE (S) B0070420()
Attn: (cusip number                     — Perrigo Comopany)
With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.
(2) All notices of related to scheduled payments, prepayments, rate reset notices:
Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960
(3) All other communications:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email:
Privateplacements2@exchange.principal.com
Schedule A

(4) Upon closing, deliver Notes and one (1) original set of closing documents, two (2) electronic sets (CDs), and one (1) conformed copy of same to:
Principal Global Investors, LLC
711 High Street, G-34
Des Moines, Iowa 50392-0301
Attn.: Sally D. Sorensen
(5) Tax ID No.: 42-0127290
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
The Ohio National Life Insurance Company		$4,000,000
(1) All payments by wire transfer of immediately available funds to (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:
U.S. Bank N.A. (ABA #042-000013)
5th & Walnut Streets
Cincinnati, OH 45202
For credit to The Ohio National Life
Insurance Company’s Account No. 910-275-7
(2) All notices and communications, including notices with respect to payments and written confirmation of each such payment, to:
The Ohio National Life Insurance Company
Post Office Box 237
Cincinnati, OH 45201
Attention: Investment Department
(3) Address for delivery of Notes:
The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Attention: Jed Martin
(4) Tax Identification Number: 31-0397080
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Ohio National Life Assurance Corporation		$1,000,000
(1) All payments by wire transfer of immediately available funds to (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:
U.S. Bank N.A. (ABA #042-000013)
5th & Walnut Streets
Cincinnati, OH 45202
For credit to Ohio National Life
Assurance Corporation’s Account No. 865-215-8
(2) All notices and communications, including notices with respect to payments and written confirmation of each such payment, to:
Ohio National Life Assurance Corporation
Post Office Box 237
Cincinnati, OH 45201
Attention: Investment Department
(3) Address for delivery of Notes:
The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Attention: Jed Martin
(4) Tax Identification Number: 31-0962495
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
United of Omaha Life Insurance Company		$1,000,000
(1)	All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to:
United of Omaha Life Insurance Company
Account # 900-9000200
a/c: G07097
Cusip/PPN:
Interest Amount:
Principal Amount:
(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:
JPMorgan Chase Bank
14201 Dallas Parkway — 13th Floor
Dallas, TX 75254-2917
Attn: Income Processing — G. Ruiz
a/c: G07097
(3) Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):
4 — Investment Accounting
United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011
Schedule A

(4)	Address for delivery of Notes:
JPMorgan Chase Bank
4 New York Plaza
Ground Floor Receive Window
NY, NY 10004
Account # G07097
        **It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.
(5)	Tax ID: 47-0322111
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
Companion Life Insurance Company		$2,000,000
(1)	All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to:
Companion Life Insurance Company
Account # 900-9000200
a/c: G07903
Cusip/PPN:
Interest Amount:
Principal Amount:
(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:
JPMorgan Chase Bank
14201 Dallas Parkway — 13th Floor
Dallas, TX 75254-2917
Attn: Income Processing — G. Ruiz
a/c: G07903
(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):
4 — Investment Accounting
United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011
Schedule A

(4)	Address for delivery of Notes:
JPMorgan Chase Bank
4 New York Plaza
Ground Floor Receive Window
NY, NY 10004
Account # G07903
        **It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.
(5)	Tax ID: 13-1595128
Schedule A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of
	Series 2008 Notes to be
	Purchased
Name and Address of Purchaser	Series 2008-A	Series 2008-B
United World Life Insurance Company		$1,000,000
(1)	All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to:
United World Life Insurance Company
Account # 900-9000200
a/c: G07098
Cusip/PPN:
Interest Amount:
Principal Amount:
(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:
JPMorgan Chase Bank
14201 Dallas Parkway — 13th Floor
Dallas, TX 75254-2917
Attn: Income Processing — G. Ruiz
a/c: G07098
(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):
4 — Investment Accounting
United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1011
Schedule A

(4)	Address for delivery of Notes:
JPMorgan Chase Bank
4 New York Plaza
Ground Floor Receive Window
NY, NY 10004
Account # G07098
        **It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.
(5)	Tax ID: 75-6010770
Schedule A

SCHEDULE B
DEFINED TERMS
          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
          “Additional Notes” is defined in Section 1.2.
          “Adjusted LIBOR Rate” is defined in Section 1.4(a).
          “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.
          “Agreement Accounting Principles” means GAAP, provided that with respect to the calculations for purposes of determining compliance with the covenants set forth in Sections 10.1 through 10.5 and Section 10.7, such term means generally accepted accounting principles in effect as of the date of the Closing applied on a basis consistent with that used in the preparation of the most recent audited consolidated financial statements of the Company listed in Schedule 5.5.
          “Anti-Terrorism Order” means Executive Order 13224 of September 23, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), as amended.
          “Asset Disposition” means any Transfer except:
          (a) any
          (i) Transfer from a Subsidiary to the Company or a Wholly Owned Subsidiary;
          (ii) Transfer from the Company to a Wholly Owned Subsidiary; and
          (iii) Transfer from the Company to a Subsidiary (other than a Wholly Owned Subsidiary) or from a Subsidiary to another Subsidiary (other than a Wholly Owned Subsidiary), which in either case is for fair market value, so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists;
          (b) any Transfer made in the ordinary course of business; or
Schedule B

     (c) any Transfer by the Company or a Subsidiary as part of a Permitted Securitization Transaction.
          “Business Day” means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois, Grand Rapids, Michigan or New York City are required or authorized to be closed; provided that, if the applicable Business Day relates to the determination of LIBOR, it means a day on which dealings are also carried on in U.S. dollar deposits in the London interbank market.
          “Called Principal” is defined in Section 8.7.
          “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with Agreement Accounting Principles.
          “Capital Lease Obligations” means with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as Capital Leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with Agreement Accounting Principles.
          “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of a partnership, partnership interests (whether general or limited) (c) in the case of a limited liability company, membership interests and (d) any other interest or participation in a Person that confers on the holder the right to receive a share of the profits and losses of, or distributions of assets of, such Person.
          “Change of Control” means an event or series of events by which any person or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) (such person or persons hereinafter referred to as an “Acquiring Person”) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the then outstanding Voting Stock of the Company; provided that, notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred if the Company (or the Acquiring Person if either (x) the Company is no longer in existence or (y) the Acquiring Person has acquired all or substantially all of the assets thereof) shall have an Investment Grade Rating immediately following such Acquiring Person becoming the “beneficial owner” or consummating such acquisition.
          “Closing” is defined in Section 3.
          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
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          “Collateral Agent” means JPMorgan Chase Bank, N.A., in its capacity as Collateral Agent under and pursuant to the Intercreditor Agreement and any successor appointed pursuant to the terms of the Intercreditor Agreement.
          “Collateral Documents” means the mortgages, deeds of trust, security agreements, pledges, financing statements and any other agreements or documents entered into by the Company or a Subsidiary creating Liens securing the Notes and other obligations payable by the Company or any Subsidiary pursuant to this Agreement, the Subsidiary Guaranty, the Intercreditor Agreement or the Loan Agreements, including those specifically referenced in the Intercreditor Agreement, as such agreements or documents may hereafter be amended, modified or restated.
          “Company” means Perrigo Company, a Michigan corporation.
          “Confidential Information” is defined in Section 20.
          “Consolidated Adjusted EBITDA” means, for any period, the sum of Consolidated EBIT of the Company and its Subsidiaries for such period, plus, to the extent deducted from revenues in determining Consolidated EBIT, depreciation and amortization expense for such period. If, during the period for which Consolidated Adjusted EBITDA of the Company is being calculated, the Company or any Subsidiary has (i) acquired sufficient Capital Stock of a Person to cause such Person to become a Subsidiary; (ii) acquired all or substantially all of the assets or operations, division or line of business of a person; or (iii) disposed of one or more Subsidiaries (or disposed of all or substantially all of the assets or operations, division or line of business of a Subsidiary or other person), Consolidated Adjusted EBITDA shall be calculated after giving pro forma effect thereto as if all of such acquisitions and dispositions had occurred on the first day of such period.
          “Consolidated Adjusted Indebtedness” means, as of any date, Consolidated Indebtedness of the Company and its Subsidiaries on such date, less, to the extent included in Consolidated Indebtedness, the amount of the Israeli Acquisition Cash Secured Loan (to the extent it is secured with cash), provided that any amount thereof that is recourse to the Company or any of its Subsidiaries (other than with respect to such cash deposit) shall be included in Consolidated Indebtedness of the Company and its Subsidiaries.
          “Consolidated Adjusted Total Assets” means, as of any date, Consolidated Total Assets of the Company and its Subsidiaries on such date, less, to the extent included in Consolidated Total Assets, an amount equal to the cash deposited by Perrigo International under the Israeli Acquisition Cash Secured Loan Documents to secure the Israeli Acquisition Cash Secured Loan.
          “Consolidated EBIT” means, for any period, Consolidated Net Income of the Company and its Subsidiaries for such period plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, and (ii) expense for federal, state, local and foreign income and franchise taxes paid or accrued, (iii) extraordinary non-cash losses incurred other than in the ordinary course of business and (iv) losses incurred
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other than in the ordinary course of business that are non-cash, non-operating and non-recurring, minus, to the extent included in Consolidated Net Income, (A) extraordinary non-cash gains realized other than in the ordinary course of business and (B) gains realized other than in the ordinary course of business that are non-cash, non-operating and non-recurring, all calculated on a consolidated basis in accordance with Agreement Accounting Principles.
          “Consolidated Indebtedness” means, as of any date for any Person, the outstanding Indebtedness of such Person and its Subsidiaries on such date, determined on a consolidated basis in accordance with Agreement Accounting Principles.
          “Consolidated Interest Expense” means, for any period and for any Person, without duplication, the Interest Expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with Agreement Accounting Principles.
          “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Adjusted Indebtedness as of such date to (b) Consolidated Adjusted EBITDA for the period of the four fiscal quarters ended on such date.
          “Consolidated Net Income” means, for any period and for any Person, the consolidated net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with Agreement Accounting Principles.
          “Consolidated Total Assets” means, as of any date, the assets and properties of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with Agreement Accounting Principles.
          “Control” means either the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
          “Control Event” means the execution by the Company of a definitive written agreement that, when fully performed by the parties thereto, would result in a Change of Control.
          “Credit Agreement” means the Credit Agreement dated as of March 16, 2005 among the Company, the foreign subsidiary borrowers party thereto, the lenders parties thereto, JP Morgan Chase Bank, N.A., as Administrative Agent, Bank Leumi USA, as Syndication Agent, and Bank of America, N.A., Standard Federal Bank N.A. and National City Bank of the Midwest, as Documentation Agents, as heretofore amended by five amendments thereto, and as such agreement hereafter may be further amended, restated, supplemented, modified, refinanced, extended or replaced, and any successor credit agreement or similar facility.
          “Debt Prepayment Application” means, with respect to any Transfer of property, the application by the Company or a Subsidiary of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Indebtedness other than Senior Indebtedness owing to the Company, any Subsidiary or any of their respective Affiliates. With
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respect to an application arising from a Transfer of Collateral (as such term is defined in any Collateral Document) the Company shall, and in connection with any other application, may offer to prepay each outstanding Note. If such application is to include an offer to prepay the Notes, the Company shall offer to prepay each outstanding Note at par, in accordance with Section 8.2(c), in a principal amount that equals the Ratable Portion of the holder of such Note in respect of such Transfer. If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Senior Indebtedness in an amount equal to the Ratable Portion of the holder of such Note in respect of such Transfer.
          “Debt Prepayment Transfer” is defined in Section 8.2(c)(i).
          “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both unless waived or cured, become an Event of Default.
          “Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. as its “base” or “prime” rate.
          “Disclosure Documents” is defined in Section 5.3.
          “Discounted Value” is defined in Section 8.7.
          “Disposition Value” means, at any time, with respect to any property:
     (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company; and
     (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Company.
          “Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part.
          “Domestic Subsidiary” means any Subsidiary of a Person that is not a Foreign Subsidiary.
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          “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.
          “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
          “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
          “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.
          “Event of Default” is defined in Section 11.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Foreign Subsidiary” means any Subsidiary of a Person that is not organized under the laws of the United States or any state thereof (including the District of Columbia) and any Subsidiary of such Person regardless of where it is organized.
          “Form 10-K” is defined in Section 7.1(b).
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          “Form 10-Q” is defined in Section 7.1(a).
          “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.
          “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
          “Guaranty” means, with respect to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect:
     (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof;
     (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof;
     (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of any other Person so as to enable the such Person to pay such Indebtedness or other obligation; or
     (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation;
provided, that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business.
          “Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
          “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.
          “Incremental Interest” is defined in Section 1.5.
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          “Indebtedness” of any Person means, without duplication:
          (a) all obligations of such Person for borrowed money or similar obligations;
          (b) all obligations of such Person evidenced by bonds, debentures, acceptances, notes or similar instruments;
          (c) all obligations of such Person upon which interest charges are customarily paid;
     (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person;
     (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business);
     (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed;
          (g) all Guarantees by such Person of Indebtedness of others;
          (h) all Capital Lease Obligations of such Person;
     (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty;
          (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances;
          (k) all Off-Balance Sheet Liabilities of such Person; and
          (l) all obligations under any Disqualified Stock of such Person.
The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
          “INHAM Exemption” is defined in Section 6.2(e).
          “Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of $20,000,000 or more in aggregate principal amount of the Notes and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any
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investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.
          “Intercreditor Agreement” is defined in Section 1.3(c).
          “Interest Expense” means, with respect to any person for any period, the gross interest expense of such person for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to Swap Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense and (iv) commissions, discounts, yield and other fees and charges incurred in connection with the asset securitization or similar transaction which are payable to anyone other than such Person or a Wholly Owned Subsidiary. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by the such Person and its Subsidiaries with respect to Swap Agreements.
          “Interest Period” is defined in Section 1.4(c).
          “Investment Grade Rating” in respect of any Person means, at the time of determination, at least one of the following ratings of its senior, unsecured long-term indebtedness for borrowed money ranking pari passu with the Notes: (i) by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, or any successor thereof (“S&P”), “BBB-” or better, (ii) by Moody’s Investors Service, Inc., or any successor thereof (“Moody’s”), “Baa3” or better, or (iii) by another rating agency of recognized national standing, an equivalent or better rating.
          “Israeli Acquisition Cash Secured Loan” means the loan in the amount of $400,000,000 made by Bank Hapoalim B.M. to Perrigo Israel Holdings Ltd. that is (i) secured by cash deposited by Perrigo International in an amount equal to the principal balance of such loan, and (ii) non-recourse to the Company or its Subsidiaries (other than with respect to such cash deposit and to the limited extent described in the Israeli Acquisition Cash Secured Loan Documents).
          “Israeli Acquisition Cash Secured Loan Documents” means all agreements, documents and instruments executed in connection with Israeli Acquisition Cash Secured Loan.
          “LIBOR” is defined in Section 1.4(a).
          “LIBOR Breakage Amount” is defined in Section 8.8.
          “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
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          “Loan Agreements” means, collectively, the Credit Agreement and the Term Loan Agreement.
          “Make-Whole Amount” is defined in Section 8.7.
          “Material” means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole.
          “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes, the Subsidiary Guaranty or any of the Collateral Documents.
          “Memorandum” is defined in Section 5.3.
          “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
          “NAIC” means the National Association of Insurance Commissioners or any successor thereto.
          “NAIC Annual Statement” is defined in Section 6.2(a).
          “Net Proceeds Amount” means, with respect to any Transfer of any property by any Person, an amount equal to:
     (a) the aggregate amount of the consideration (valued at the fair market value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus
     (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.
          “Notes” is defined in Section 1.2.
          “Notice of LIBOR Breakage Amount” is defined in Section 8.8.
          “Off-Balance Sheet Liability” means, with respect to any Person:
     (a) any obligation under a sale and leaseback transaction that is not a Capital Lease Obligation;
     (b) any so-called “synthetic lease” or “tax ownership operating lease” transaction entered into by such Person;
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     (c) the amount of obligations outstanding under the legal documents entered into as part of any asset securitization or similar transaction on any date of determination that would be characterized as principal if such asset securitization or similar transaction (including any Permitted Securitization Transaction) were structured as a secured lending transaction rather than as a purchase; or
     (d) any other transaction (excluding operating leases for purposes of this clause (d)) that is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.
anything herein to the contrary notwithstanding, the outstanding amount of any Off-Balance Sheet Liability shall be calculated based on the aggregate outstanding amount of obligations outstanding under the legal documents entered into as part of any such transaction on any date of determination that would be characterized as principal if such transaction were structured as a secured lending transaction, whether or not shown as a liability on a consolidated balance sheet of such Person.
          “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
          “Other Purchasers” is defined in Section 2.
          “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
          “Perrigo International” means Perrigo International, Inc., a Michigan corporation, and its successors.
          “Permitted Securitization Transaction” means any asset securitization transaction (i) by a Securitization Entity, (ii) that is a sale or other transfer of an interest in accounts or notes receivable, and (iii) that is otherwise permitted by the terms of this Agreement and any other agreement binding on the Company or any of its Subsidiaries.
          “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind.
          “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
          “Prepayment Offer” is defined in Section 8.2(c)(i).
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          “Priority Debt” means, as of any date, the sum (without duplication) of (a) Indebtedness of the Company and its Subsidiaries secured by Liens not otherwise permitted by Sections 10.4(a) through (l) and (b) Indebtedness of Subsidiaries not otherwise permitted by Sections 10.5(a) through (f).
          “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
          “Property Reinvestment Application” means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of operating assets of the Company or such Subsidiary to be used in the principal business of such Person as conducted immediately prior to such Transfer.
          “Proposed Prepayment Date” is defined in Section 8.3(c).
          “PTE” is defined in Section 6.2(a).
          “Purchaser” means each purchaser listed in Schedule A.
          “Qualified Acquisition” means any acquisition of either or both the Capital Stock or assets of any Person or Persons (or any portion thereof), or the last to occur of a series of such acquisitions consummated within a period of six consecutive months, if the aggregate amount of Indebtedness incurred by one or more of the Company and its Subsidiaries to finance the purchase price of, or assumed by one or more of them in connection with the acquisition of, such stock and property is at least $100,000,000.
          “QPAM Exemption” is defined in Section 6.2(d).
          “Ratable Portion” means, (i) in respect of any holder of any Note and any Transfer of Collateral (as such term is defined in any Collateral Document) contemplated by the definition of Debt Prepayment Application, an amount equal to the product of (x) the Net Proceeds Amount being applied to the payment of Senior Indebtedness in connection with such Transfer multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note at the time of such Transfer and the denominator of which is the aggregate principal amount of Senior Indebtedness outstanding at the time of such Transfer other than Senior Indebtedness owing to the Company, any Subsidiary or any of their respective Affiliates and (ii) in respect of any holder of any Note and any other Transfer contemplated by the definition of Debt Prepayment Application, an amount equal to the product of (x) the Net Proceeds Amount being applied to the payment of Notes in connection with such Transfer multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note at the time of such Transfer and the denominator of which is the aggregate principal amount of Notes outstanding at the time of such Transfer.
          “Reinvestment Yield” is defined in Section 8.7.
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          “Remaining Average Life” is defined in Section 8.7.
          “Remaining Scheduled Payments” is defined in Section 8.7.
          “Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).
          “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.
          “Reuters Screen LIBO Page” is defined in Section 1.4(a).
          “SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.
          “Securities Act” means the Securities Act of 1933, as amended from time to time.
          “Securitization Entity” means a Wholly Owned Subsidiary of the Company that engages in no activities other than Permitted Securitization Transactions and any necessary related activities and owns no assets other than as required for Permitted Securitization Transactions and no portion of the Indebtedness (contingent or otherwise) of which is guaranteed by the Company or any Subsidiary or is recourse to or obligates the Company or any Subsidiary in any way, other than pursuant to customary representations, warranties, covenants, indemnities, performance guaranties and other obligations entered into in connection with a Permitted Securitization Transaction.
          “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.
          “Senior Indebtedness” means any Indebtedness of the Company, other than any Indebtedness that is in any manner subordinated in right of payment or security in any respect to the Notes.
          “Series 2008 Notes” is defined in Section 1.1.
          “Series 2008-A Notes” is defined in Section 1.1.
          “Series 2008-B Notes” is defined in Section 1.1.
          “Settlement Date” is defined in Section 8.7.
          “Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the SEC as in effect on the date of the Closing) of the Company.
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          “Source” is defined in Section 6.2.
          “Subsidiary” means, with respect to any Person at any date, any other Person the accounts of which would be consolidated with those of the first Person in the first Peron’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Person (a) of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by such first Person or one or more subsidiaries of such first Person or by such first Person and one or more subsidiaries of such first Person. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
          “Subsidiary Guarantor” is defined in Section 1.3(a).
          “Subsidiary Guaranty” is defined in Section 1.3(a).
          “Subsidiary Stock” means, with respect to any Person, the capital stock (or any options or warrants to purchase stock, shares or other securities exchangeable for or convertible into stock or shares) of any Subsidiary of such Person.
          “Supplement” is defined in Section 1.2.
          “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.
          “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or its Subsidiaries shall be a Swap Agreement.
          “Term Loan Agreement” means the Term Loan Agreement dated as of April 22, 2008 among the Company, JPMorgan Chase Bank, N.A, as Administrative Agent, RBS Citizens, N.A., as Syndication Agent, and the lenders party thereto, as such agreement may be amended, restated, supplemented, refinanced, increased or reduced from time to time, and any successor term loan agreement or similar facility.
          “this Agreement” or “the Agreement” is defined in Section 17.3.
          “Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of
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any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Adjusted Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Adjusted Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.
          “Transfer Prepayment Date” is defined in Section 8.2(c)(i).
          “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
          “Voting Stock” means, with respect to any Person, any class of shares of stock or other equity interests of such Person having general voting power under ordinary circumstances to elect a majority of the board of directors or other managing entities, as appropriate, of such Person (irrespective of whether or not at the time stock of any other class or classes or other equity interests of such Person shall have or might have voting power by reason of the happening of any contingency).
          “Wholly Owned Subsidiary” means, at any time, any Subsidiary 100% of all of the Voting Stock (except directors’ qualifying shares and other minority shares held solely to satisfy organization requirements of the applicable jurisdiction) and voting interests of which are owned by any one or more of the Company and its Wholly Owned Subsidiaries at such time.
          “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
Schedule B

15

SCHEDULE 5.3
DISCLOSURE
None.
Schedule 5.3

SCHEDULE 5.4
SUBSIDIARIES OF THE COMPANY
(a)
(i)	Listed below are the Company’s Subsidiaries and the jurisdiction of each Subsidiary’s organization. Except as set forth below, the Company or other Subsidiaries own 100% of the percentage of shares of each class of the capital stock or similar equity interests of each listed Subsidiary:

Name of Subsidiary	Jurisdiction
L. Perrigo Company	Michigan
Perrigo Company of South Carolina Inc.	Michigan
Perrigo Sales Corporation	Michigan
Perrigo International Inc.	Michigan
Perrigo Research and Development Company	Michigan
Perrigo Company of Tennessee Inc.	Tennessee
Perrigo Pharmaceuticals Company	Michigan
Perrigo International Holdings Inc.	Michigan
Perrigo New York, Inc.	Delaware
Perrigo Israel LLC	Delaware
Clay Park Industries Inc.	New York
Clay Park Distributors Inc.	New York
ChemAgis USA Inc.	New Jersey
Perrigo Iowa, Inc.	Iowa
Perrigo de Mexico S.A. de C.V.	Mexico
Quimica y Farmacia S.A. de C.V.	Mexico
Perrigo do Brasil Ltda.	Brazil
Wrafton Laboratories Limited	United Kingdom
Perrigo U.K. Acquisition Limited	United Kingdom
Wrafton Trustees Limited	United Kingdom
Barum Limited	United Kingdom
Perrigo U.K. Limited	United Kingdom
Perrigo Ventures Limited Partnership	United Kingdom
Perrigo UK FINCO Limited Partnership	United Kingdom
Galpharm Healthcare Limited	United Kingdom
Galpharm International Limited	United Kingdom
Healthy Ideas Limited	United Kingdom
Indo-China Trading Limited	United Kingdom
Galpharm Consultancy Limited	United Kingdom
Galpharm Licensing Limited	United Kingdom
Pan-European Pharmaceuticals Limited	United Kingdom
Enprofen Limited	United Kingdom
Galpharm Trading Limited	United Kingdom
Kiteacre Limited	United Kingdom
Perrigo Israel Holdings Ltd.	Israel
Schedule 5.4

Name of Subsidiary	Jurisdiction
Perrigo Israel Pharmaceuticals Ltd.	Israel
Chemagis Ltd.	Israel
Perrigo Israel Opportunities II Ltd.	Israel
Elite Soap Manufacturers (1986) Ltd	Israel
Vesteck Ltd.	Israel
Agis Commercial Agencies (1989) Ltd.	Israel
Arginet Investments and Property (2003) Ltd.	Israel
Careline (Pharmagis) Ltd.	Israel
Agis Investments (2000) Ltd.	Israel
Dovechem Ltd.	Israel
Neca Chemicals (1952) Ltd.	Israel
Neca Marketing (1983) Ltd.[1]	Israel
Pharma Clal Ltd.	Israel
Agis Distribution & Marketing (1989) Ltd.	Israel
Neca Cosmetics Products (1990) Ltd.	Israel
Perrigo Laboratories India Private Ltd.	India
ChemAgis B.V.	Netherlands
Perrigo Netherlands BV	Netherlands
ChemAgis Germany GmbH	Germany
Perrigo China Business Trustee, LLC	Delaware
Perrigo China Business Trust	China
Perrigo Trading (Shanghai) Co. Ltd.	China
Perrigo Denmark K/S	Denmark
Perrigo Israel Trading Limited Partnership	Israel
Perrigo Asia Holding Company	Mauritius
(ii)	The Company has no Affiliates other than its Subsidiaries.

(iii)	Below are the Company’s current directors and senior officers:
Directors
•	Moshe Arkin

•	Laurie Brlas

•	Gary M. Cohen

•	David T. Gibbons

•	Ran Gottfried

•	Michael J. Jandernoa

•	Gary K. Kunkle, Jr.

•	Herman Morris, Jr.

•	Joseph C. Papa

•	Ben-Zion Zilberfarb

[1]	Neca Chemicals (1952) Ltd. owns 99.999% of Neca Marketing (1983) Ltd. The other .001% is owned by an unrelated third party.
Schedule 5.4

2

Senior Officers
•	Joseph C. Papa, Chairman, President, and Chief Executive Officer

•	Judy L. Brown, Executive Vice President and Chief Financial Officer

•	John T. Hendrickson, Executive Vice President, Global Operations and Supply Chain

•	Todd W. Kingma, Executive Vice President, General Counsel and Secretary

•	Sharon Kochan, Executive Vice President, U.S. Generics

•	Refael Lebel, Executive Vice President and General Manager, Perrigo Israel

•	Thomas Farrington, Senior Vice President and Chief Information Officer

•	Jeffrey R. Needham, Senior Vice President, Commercial Business Development

•	Michael R. Stewart, Senior Vice President, Global Human Resources

•	James C. Tomshack, Senior Vice President, Consumer Healthcare Sales

•	Louis W. Yu, Ph.D., Senior Vice President, Global Quality
(c)	No disclosure.
Schedule 5.4

3

SCHEDULE 5.5
FINANCIAL STATEMENTS
The Company has delivered the financial statements included in each of the reports listed below to each Purchaser:
•	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 29 2008

•	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2007

•	The Company’s Annual Report on Form 10-K for the 12-month period ended June 30, 2007

•	The Company’s Annual Report on Form 10-K for the 12-month period ended July 1, 2006

•	The Company’s Annual Report on Form 10-K for the 12-month period ended June 25, 2005

•	The Company’s Annual Report on Form 10-K for the 12-month period ended June 26, 2004

•	The Company’s Annual Report on Form 10-K for the 12-month period ended June 28, 2003
Schedule 5.5

SCHEDULE 5.15
EXISTING INDEBTEDNESS
(a) Below is a list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 29, 2008:
•	Loan Agreement, dated December 3, 2003 between Agis and Bank Leumi Trust Company, originally in the amount of NIS 180 million, having a present balance of NIS 120 million due 2009.

•	The Israeli Cash Secured Loan secured by cash deposited by Perrigo International, Inc. in an amount equal to the principal balance of such loan.

•	Credit Agreement dated as of March 16, 2005 among the Company, the Foreign Subsidiary Borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank Leumi USA, as syndication agent, and Bank of America, N.A., Standard Federal Bank, N.A. and National City of the Midwest, as Documentation Agents, as amended. The principal amount outstanding as of March 29, 2008 was $290,100,000. The Credit Agreement is guaranteed by certain of the Company’s domestic subsidiaries. The indebtedness under the Credit Agreement is secured by certain collateral as described in the Intercreditor Agreement. As of the date of the Agreement, the principal amount outstanding under the Credit Agreement is $150,000,000.

•	Term Loan Agreement, dated as of April 22, 2008 among the Company, certain lenders, JPMorgan Chase Bank, N.A. as Administrative Agent and RBS Citizens, N.A. as Syndication Agent initially in the amount of $125,000,000. The term loan is guaranteed by certain of the Company’s domestic and foreign subsidiaries. The term loan is secured by collateral as described in the Intercreditor Agreement.[2]

•	Indebtedness of the Company to a Wholly-Owned Subsidiary and Indebtedness of a Wholly-Owned Subsidiary to another Wholly-Owned Subsidiary or the Company.
(b) No Disclosure.

[2]	The Term Loan Agreement became effective after the March 29, 2008 date required by the disclosure, and is included for informational purposes only.
Schedule 5.15

SCHEDULE 10.4
LIENS
Below is a list of Liens securing Indebtedness existing on property or assets of the Company or any Subsidiary as of the date of this Agreement:
•	See attached UCC lien summary.

•	Liens on collateral as permitted under the Term Loan Agreement.

•	Liens on collateral as permitted under the Credit Agreement.

•	Liens on collateral as permitted under the Intercreditor Agreement and the Collateral Documents.

•	Agis: (i) general floating lien (State of Israel), November 1997, (ii) lien on all fixed assets (State of Israel), August 1983.

•	Chemagis Ltd.: general floating lien (State of Israel), April 1989.

•	Careline (Pharmagis) Ltd.: general floating liens (State of Israel), January 1986 and January 1990.

•	Agis Distribution and Marketing (1989) Ltd.: general floating lien on all proceeds from sales of Agis’s products (Agis), June 1994.
Schedule 10.4

UCC SEARCH SCHEDULE
DEBTOR: PERRIGO COMPANY

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	THRU 3/30/08	NOVEON, INC.	2004136712-2 7/7/04	Termination: 200720065-4 12/21/07	CONSIGNMENT INVENTORY (NOVEON)

		United Rentals (North America), Inc.	2006017644-7 1/27/06	Termination: 2006041501-5 3/8/06	Equipment purchase

		J.R. Automation Technologies, LLC	2006067081-3 4/13/06	Termination: 2006196190-0 11/24/06	Specific Equipment Pursuant to MI Special Tool Lien Act

		J.R. Automation Technologies, LLC	2006135379-7 8/4/06	Termination: 2006135379-7 8/4/06	Specific Equipment Pursuant to MI Special Tool Lien Act
DEBTOR: L. PERRIGO COMPANY

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	THRU 3/30/08	Alpha Financial Group, Inc.	C309569 01/17/90		Equipment Lease

		ASSIGNEE:		C500861	assignment
		DELTA CAPITAL IV, INC.		07/22/91

		ASSIGNEE:		C500862	assignment
		COMERICA BANK		07/22/91

				C912282	continuation
12/02/94

				D551788	continuation
08/09/99

				2004157300-4	continuation
08/06/04

		gte leasing	D381074		equipment lease
		corporation	06/01/98

				2003002561-8	continuation
01/03/03

				2007014577-3	Termination
1/26/07

				2007014584-8	Termination
1/26/07
Schedule 10.4

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
		gte leasing	D406256		equipment lease
		corporation	08/03/98
				2003027099-6	continuation
02/10/03

				2007014514-1	Termination
1/26/07
		crown credit	2003062388-2		crown lift trucks
		company	04/02/03
		crown credit	2003077751-0		crown lift trucks
		company	04/23/03
		data sales co.,	2003080535-7		equipment lease
		inc.	04/28/03
		crown credit	2003105858-1		crown lift trucks
		company	06/03/03
		crown credit	2003150167-1		crown lift trucks
		company	08/05/03
		crown credit	2003150168-3		crown lift trucks
		company	08/05/03
		crown credit	2003150169-5		crown lift trucks
		company	08/05/03
		crown credit	2003150170-8		crown lift trucks
		company	08/05/03
		crown credit	2003150171-0		crown lift trucks
		company	08/05/03
		crown credit	2003150172-2		crown lift trucks
		company	08/05/03

		crown credit	2003150175-8		crown lift trucks
		company	08/05/03
		crown credit	2003150191-2		crown lift trucks
		company	08/05/03
		crown credit	2003160608-9		crown lift trucks
		company	08/21/03
		crown credit	2003160619-2		crown lift trucks
		company	08/21/03
		data sales co.,	2003189828-8		crown lift trucks
		inc.	10/06/03
		nmhg financial	2003199489-0		equipment lease
		services, inc.	10/20/03
		verizon credit inc.	2003210386-8 11/03/03		in lieu statement relating to equipment lease
		data sales co.,	2003223100-9		equipment lease
		inc.	11/20/03
		crown credit	2004020174-1		crown lift trucks
		company	01/29/04
		crown credit	2004020179-1		crown lift trucks
		company	01/29/04
		crown credit	2004020206-0		crown lift trucks
		company	01/29/04
		crown credit	2004020207-2		crown lift trucks
		company	01/29/04
		crown credit	2004020208-4		crown lift trucks
		company	01/29/04
		crown credit	2004020209-6		crown lift trucks
		company	01/29/04
		crown credit	2004020210-9		crown lift trucks
		company	01/29/04
		crown credit	2004064128-6		crown lift trucks
		company	03/29/04
		crown credit	2004064152-7		crown lift trucks
		company	03/29/04
Schedule 10.4

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
		crown credit	2004069697-6		crown lift trucks
		company	04/06/04
		crown credit	2004080001-8		crown lift trucks
		company	04/19/04
		crown credit	2004080008-2		crown lift trucks
		company	04/19/04
		crown credit	2004080009-4		crown lift trucks
		company	04/19/04
		crown credit	2004080010-7		crown lift trucks
		company	04/19/04
		crown credit	2004080012-1		crown lift trucks
		company	04/19/04
		crown credit	2004080026-0		crown lift trucks
		company	04/19/04
		crown credit	2004080027-2		crown lift trucks
		company	04/19/04
		crown credit	2004080028-4		crown lift trucks
		company	04/19/04
		crown credit	2004080029-6		crown lift trucks
		company	04/19/04
		crown credit	2004080030-9		crown lift trucks
		company	04/19/04
		crown credit	2004080031-1		crown lift trucks
		company	04/19/04
		data sales co.,	2004103711-1		equipment lease
		inc.	05/20/04
		crown credit	2004127249-8		equipment lease
		company	06/23/04
		de lage landen	2004132126-5		equipment lease
		financial services	06/29/04
		ervin leaseing	2004133885-4		equipment lease
		company	07/01/04
		data sales co.,	2004180343-3		equipment lease
		inc.	09/13/04
		data sales co.,	2004199626-4		equipment lease
		inc.	10/11/04
		ervin leasing	2004209966-7		equipment lease
		company	10/27/04
		data sales co.,	2004249616-4		equipment lease
		inc.	12/27/04
		ervin leasing	2005001964-5		equipment lease
		company	01/04/05
		ervin leasing	2005001973-4		equipment lease
		company	01/04/05
		data sales co.,	2005028518-1		equipment lease
		inc.	02/11/05
		data sales co.,	2005033829-7		equipment lease
		inc.	02/22/05
		ervin leasing	2005040598-5		equipment lease
		company	3/04/05
		ervin leasing	2005040599-7		equipment lease
		company	3/4/05
		Data Sales Co.,	2005058280-2		equipment lease
		Charter #DC2H-474	3/31/05
		Data Sales Co.,	2005074391-7		equipment lease
		Charter #DC2H-474	4/25/05
		ervin leasing	2005078649-8		equipment lease
		company	5/02/05
Schedule 10.4

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
		ervin leasing	2005078650-1		equipment lease
		company	5/02/05
		Data Sales Co.,	2005084801-0		equipment lease
		Charter #DC2H-474	5/9/05
		Data Sales Co.,	2005104723-9		equipment lease
		Charter #DC2H-474	6/9/05
		Toyota Motor Credit	2005105083-2 6/10/05		equipment lease
Corporation
		Toyota Motor Credit	2005105148-0 6/10/05		equipment lease
Corporation
		ervin leasing	2005113921-0		equipment lease
		company	6/24/05
		ervin leasing	2005113922-2		equipment lease
		company	6/24/05
		ervin leasing	2005113923-4		equipment lease
company
		Data Sales Co.,	2005126558-4		equipment lease
		Charter #DC2H-474	7/14/05
		Toyota Motor Credit	2005142121-9		equipment lease
		Corporation	8/10/05
		Data Sales Co.,	2005151475-9		equipment lease
		Charter #DC2H-474	8/26/05
		Data Sales Co.,	2005193573-7		equipment lease
		Charter #DC2H-474	11/07/05
		ervin leasing	2005201600-7		equipment lease
		company	11/21/05
		ervin leasing	2005201601-9		equipment lease
		company	11/21/05
				2006032128-2	Amendment
2/22/06
		IBM Credit LLC	2005209401-3		Equipment Lease
12/6/05
		Data Sales Co.,	2006001969-7		equipment lease
		Charter #DC2H-474	1/3/06
		Data Sales Co.,	2006073427-5		equipment lease
		Charter #DC2H-474	4/21/06
		ervin leasing	2006074040-6		equipment lease
		company	4/24/06
		ervin leasing	2006106201-7		equipment lease
		company	6/14/06
		ervin leasing	2006152211-6		equipment lease
		company	9/25/06
		IBM Credit LLC	2006181697-7		Equipment Lease
10/27/06
		Data Sales Co.,	2006194534-8		equipment lease
		Charter #DC2H-474	11/20/06
		Data Sales Co.,	2006211485-5		equipment lease
		Charter #DC2H-474	12/21/06
		IBM Credit LLC	2007000266-8		equipment lease
1/2/07
Schedule 10.4

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
		IBM Credit LLC	2007006498-5		equipment lease
1/11/07
		Data Sales Co.,	2007016102-0		equipment lease
		Charter #DC2H-474	1/29/07
		ervin leasing	2007016580-2		equipment lease
		company	1/30/07
		Toyota Motor Credit	2007023917-5 2/12/07		equipment lease
Corporation
		Industrial Leasing	2007032582-6 2/28/07		Equipment Lease

		Data Sales Co.,	2007059850-6		equipment lease
		Charter #DC2H-474	4/16/07
		Ervin Leasing	2007060943-6		Equipment Lease
		Company	4/18/07
		Ervin Leasing	2007060944-8		Equipment Lease
		Company	4/18/07
		Citicorp Leasing,	2007062719-3 4/20/07		Equipment Lease
Inc.
		Ervin Leasing	2007071472-0		Equipment Lease
		Company	5/4/07
		Ervin Leasing	2007071473-2		Equipment Lease
		Company	5/4/07
		Ervin Leasing	2007071474-4		Equipment Lease
		Company	5/4/07
		Ervin Leasing	200708063-6		Equipment Lease
		Company	5/22/07
		Data Sales Co.,	2007087769-7		equipment lease
		Charter #DC2H-474	6/1/07
		Ervin Leasing	2007088994-5		Equipment Lease
		Company	6/5/07
		Ervin Leasing	2007097169-7		Equipment Lease
		Company	6/19/07
		Ervin Leasing	2007097174-8		Equipment Lease
		Company	6/19/07
		Ervin Leasing	2007097175-0		Equipment Lease
		Company	6/19/07
				2008019241-9	Amendment
2/5/08
		Ervin Leasing	2007097176-2		Equipment Lease
		Company	6/19/07
		Ervin Leasing Company	2007106686-5 7/5/07		Equipment Lease

		Ervin leasing	2007119075-5		equipment Lease
		Company	7/30/07
		Ervin Leasing	2007119076-7		Equipment Lease
		Company	7/30/07
		Ervin Leasing	2007119077-9		Equipment Lease
		Company	7/30/07
		Ervin Leasing	2007119078-1		Equipment Lease
		Company	7/30/07
		Ervin Leasing	2007119079-3		Equipment Lease
		Company	7/30/07
		Ervin Leasing	2007120540-5		Equipment Lease
		Company	8/1/07
		Ervin Leasing	2007120541-7		Equipment Lease
		Company	8/1/07
		Ervin Leasing	2007120542-9		Equipment Lease
		Company	8/1/07
Schedule 10.4

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
		Data Sales Co.,	2007127187-2		equipment lease
		Charter #DC2H-474	8/13/07
		Ervin Leasing	2007128274-8		Equipment Lease
		Company	8/15/07
		Ervin Leasing	2007152452-6		Equipment Lease
		Company	9/28/07
		Ervin Leasing	2007158958-4		Equipment lease
		Company	10/10/07
		Ervin Leasing	2007158969-7		equipment Lease
		Company	10/10/07
		Ervin Leasing	2007165781-8		Equipment Lease
		Company	10/23/07
		Ervin Leasing	2007165782-0		Equipment Lease
		Company	10/23/07
		Ervin Leasing	2007165787-0		Equipment Lease
		Company	10/23/07
		Ervin Leasing	2007165788-2		Equipment Lease
		Company	10/23/07
		Industrial Leasing,	2007174884-7 11/8/07		Equipment Lease
inc.
		Ervin Leasing	2008003235-8		Equipment lease
		Company	1/7/08
		Data Sales Co.,	2008009690-8		equipment lease
		Charter #DC2H-474	1/17/08
		Data Sales Co.,	2008009691-0		equipment lease
		Charter #DC2H-474	1/17/08
		Ervin Leasing	2008010858-7		Equipment Lease
		Company	1/22/08
		Ervin Leasing	2008010859-9		Equipment Lease
		Company	1/22/08
		Ervin Leasing	2008010860-2		Equipment Lease
		Company	1/22/08
		Ervin Leasing	2008010861-4		Equipment Lease
		Company	1/22/08
		Data Sales Co.,	2008011511-4		equipment lease
		Charter #DC2H-474	1/22/08
		Data Sales Co.,	2008015289-5		equipment lease
		Charter #DC2H-474	1/28/08
		Data Sales Co.,	2008015290-8		equipment lease
		Charter #DC2H-474	1/28/08
		Ervin Leasing	2008028720-6		Equipment Lease
		Company	2/22/08
		Ervin Leasing	2008028723-2		Equipment lease
		Company	2/22/08
		Ervin Leasing	20080428334-5		Equipment Lease
		Company	3/19/08
		Ervin Leasing	2008042835-7		Equipment Lease
		Company	3/19/08
		Erwin Leasing	2008042836-9		Equipment Lease
		Company	3/19/08
Schedule 10.4

     DEBTOR: PERRIGO COMPANY OF SOUTH CARLONIA

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	THRU 3/30/08	RAYMOND LEASING CORPORATION	2005128388-5 7/18/05	N/A	SPECIFIC EQUIPMENT
		RAYMOND LEASING CORPORATION	2066037846-9 3/1/06	N/A	SPECIFIC EQUIPMENT
		Crown Credit Company	2006090313-5 5/17/06	N/A	SPECIFIC EQUIPMENT
		Park National Bank	2007146446-5 9/18/07	N/A	Equipment Lease

Vision Financial Group, Inc.
		Park National Bank	2007170359-0 10/30/07	N/A	Equipment Lease

Vision Financial Group, Inc.
DEBTOR: PERRIGO PHARMACEUTICALS COMPANY

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
MICHIGAN SOS/UCC DIVISION	THRU 3/30/08	[NO RECORD]	N/A	N/A	N/A
DEBTOR: PERRIGO INTERNATIONAL, INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
MICHIGAN SOS/ UCC DIVISION	THRU 3/30/08	Bank Hapoalim B.M.	2005046482-6 3/15/05	N/A	All Debtor’s right, title and interest in Deposit Account No. 01068717.

		JPMorgan Chase Bank, N.A., as Agent	2005047985-3 3/17/05	N/A	Stock pledge
Schedule 10.4

DEBTOR: PERRIGO INTERNATIONAL HOLDINGS, INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
MICHIGAN SOS/UCC DIVISION	THRU 3/30/08	NO LIENS OF RECORD	N/A	N/A	N/A
DEBTOR: PERRIGO SALES CORPORATION, INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
MICHIGAN SOS/UCC DIVISION	THRU 4/30/08	NO LIENS OF RECORD	N/A	N/A	N/A
DEBTOR: PERRIGO RESEARCH AND DEVELOPMENT COMPANY

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
MICHIGAN SOS/UCC DIVISION	THRU 4/30/08	NO LIENS OF RECORD	N/A	N/A	N/A
DEBTOR: CHEMAGIS USA INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
NEW JERSEY DEPT. OF TREASURY	THRU 4/29/08	NO LIENS OF RECORD	N/A	N/A	N/A
Schedule 10.4

DEBTOR: CLAY PARK DISTRIBUTORS, INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
NEW YORK DEPT. OF STATE	THRU 4/30/08	NO LIENS OF RECORD	N/A	N/A	N/A
DEBTOR: CLAY PARK INDUSTRIES, INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
NEW YORK DEPT. OF STATE	THRU 4/30/08	NO LIENS OF RECORD	N/A	N/A	N/A
DEBTOR: PERRIGO COMPANY OF TENNESSEE, INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
TENNESSEE DEPT. OF STATE	THRU 5/1/08	NO LIENS OF RECORD	N/A	N/A	N/A
DEBTOR: PERRIGO IOWA, INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
IOWA SECRETARY OF STATE	THRU 4/30/08	NO LIENS OF RECORD	N/A	N/A	N/A
Schedule 10.4

DEBTOR: PERRIGO ISRAEL, LLC

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
DELAWARE SECRETARY OF STATE	THRU 4/25/08	NO LIENS OF RECORD	N/A	N/A	N/A
DEBTOR: PERRIGO NEW YORK, INC.

Initial
Jurisdiction			File No.	Amendments
and Index	Periods		and File	(with File No.
Searched	Covered	Secured Party	Date	and File Date)	Collateral Description
DELAWARE SECRETARY OF STATE	THRU 4/25/08	RAYMOND LEASING CORPORATION	63769932 10/30/2006	N/A	RAYMOND SACSR30T 01520, 01606, 01607 HOBART 750H324 101CS737 49,101CS75279, 101CS75281 DEKA 24D12513 251OAK, 1429CK, 1430CK.

		RAYMOND LEASING CORPORATION	63836830 11/02/2006	N/A	HOBART 750H324 301CS85980, 301CS85979 DEKA 24D12513 3054GK, 3053GK RAYMOND SACSR30T 01840, 01841.
Schedule 10.4

SCHEDULE 10.5
SUBSIDIARY INDEBTEDNESS
•	Indebtedness outstanding under a Loan Agreement, dated December 3, 2003 between Agis and Bank Leumi Trust Company, originally in the amount of NIS 180 million, having a present balance of NIS 120 million due 2009.

•	Indebtedness outstanding under the Israeli Cash Secured Loan secured by cash deposited by Perrigo International, Inc. in an amount equal to the principal balance of such loan.

•	Indebtedness outstanding under the Credit Agreement dated as of March 16, 2005 among the Company, the Foreign Subsidiary Borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank Leumi USA, as syndication agent, and Bank of America, N.A., Standard Federal Bank, N.A. and National City of the Midwest, as Documentation Agents, as amended. Indebtedness includes the guarantees by certain of the Company’s domestic subsidiaries pursuant to the Credit Agreement. The indebtedness under the Credit Agreement is secured by certain collateral of Subsidiaries as described in the Intercreditor Agreement. As of the date of the Agreement, the principal amount outstanding under the Credit Agreement is $150,000,000.

•	Indebtedness outstanding under the Term Loan Agreement, dated as of April 22, 2008 among the Company, certain lenders, JPMorgan Chase Bank, N.A. as Administrative Agent and RBS Citizens, N.A. as Syndication Agent initially in the amount of $125,000,000. Indebtedness includes the guarantees by certain of the Company’s domestic and foreign subsidiaries pursuant to the Term Loan Agreement. The Indebtedness under the term loan is secured by certain collateral of Subsidiaries as described in the Intercreditor Agreement.
Schedule 10.5

EXHIBIT 1.1(a)
[FORM OF SERIES 2008-A NOTE]
THE SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.
PERRIGO COMPANY
5.97% Senior Note due May 29, 2015

No. RA-[___]	[Date]
$[___]	PPN: 714290 A@2
          FOR VALUE RECEIVED, the undersigned, PERRIGO COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the state of Michigan, promises to pay to [ ], or registered assigns, the principal sum of $[ ] on May 29, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.97% per annum (subject to adjustment pursuant to Section 1.5 of the Note Purchase Agreement referred to below) from the date hereof, payable semiannually, on May 29 and November 29 in each year, commencing with the May 29 or November 29 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.97% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
          This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement dated as of May 29, 2008 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers
Exhibit 1.1(a)

named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the terms of the Note Purchase Agreement, including the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
          If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
          This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

PERRIGO COMPANY

By:
Name:	Judy L. Brown
Title:	Executive Vice President and
Chief Financial Officer
EXHIBIT 1.1(a)

2

EXHIBIT 1.1(b)
[FORM OF SERIES 2008-B NOTE]
THE SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.
PERRIGO COMPANY
6.37% Senior Note due May 29, 2018

No. RB-[___]	[Date]
$[___]	PPN: 714290 A#0
          FOR VALUE RECEIVED, the undersigned, PERRIGO COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the state of Michigan, promises to pay to [     ], or registered assigns, the principal sum of $[      ] on May 29, 2018, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.37% per annum (subject to adjustment pursuant to Section 1.5 of the Note Purchase Agreement referred to below) from the date hereof, payable semiannually, on May 29 and November 29 in each year, commencing with the May 29 or November 29 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 8.37% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
          This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement dated as of May 29, 2008 (as
Exhibit 1.1(b)

from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the terms of the Note Purchase Agreement, including the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
          If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
          This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

PERRIGO COMPANY

By:
Name:	Judy L. Brown
Title:	Executive Vice President and
Chief Financial Officer
Exhibit 1.1(b)

2

EXHIBIT 1.2

PERRIGO COMPANY
[     ] SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT
Dated as of May 29, 2008
Re:   $                                                               % Senior Notes, Series
due

Exhibit 1.2

PERRIGO COMPANY
515 Eastern Avenue
Allegan, MI 49010
Phone: 269-673-8451
Fax: 269-673-7534
[    ] SUPPLEMENT TO MASTER NOTE PURCHASE
AGREEMENT DATED AS OF MAY 29, 2008
Dated as of [     ]
TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A:
Ladies and Gentlemen:
     This [Number] Supplement to Master Note Purchase Agreement (the “Supplement” or “this Agreement”) is among PERRIGO COMPANY, a Michigan corporation (the “Company”), and the institutional investor[s] named on the attached Schedule A (the “Purchaser[s]”).
     Reference is hereby made to the Master Note Purchase Agreement dated as of May 29, 2008 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement. Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.
     The Company agrees with the Purchaser[s] as follows:
     1. Authorization of the New Series of Additional Notes. The Company has authorized the issue and sale of $[   ] aggregate principal amount of Notes to be designated as its [   %] [Floating Rate] Senior Notes, Series [  ], due [  ], [  ] (the “Series [  ] Notes”). The Series [  ] Notes, together with the Series 2008 Notes [and the Series [  ] Notes] heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series [  ] Notes shall be substantially in the form set out in Exhibit 1 to this [  ] Supplement, with such changes therefrom, if any, as may be approved by the Purchaser[s] and the Company.
     2. Sale and Purchase of Series [  ] Notes. Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell each Purchaser and
Exhibit 1.2

each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series [  ] Notes in the principal amount specified opposite such Purchaser’s name in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder.
     3. Closing. The sale and purchase of the Series [  ] Notes to be purchased by the Purchasers shall occur at the offices of [        ] at 9:00 a.m., [  ] time, at a closing (the “Closing”) on [  ], [  ] or on such other Business Day thereafter on or prior to [  ], [  ] as may be agreed upon by the Company and you and the other Purchasers. At the Closing, the Company will deliver to you the Series [  ] Notes to be purchased by you in the form of a single Note (or such greater number of Series [  ] Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [      ] at [Name and Address of Bank], ABA No. [      ]. If at the Closing the Company fails to tender such Series [  ] Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
     4. Conditions to Closing. Each Purchaser’s obligation to purchase and pay for the Series [  ] Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement and to the following additional conditions:
     (a) Except as supplemented, amended or superseded by the representations and warranties set forth in Schedule 4, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct in all material respects (except those representations and warranties that are qualified by materiality, which will be correct in all respects) as of the date of Closing (it being understood that representations and warranties that speak as of a specific date or time need only be correct as of such date or time) and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.
     (b) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series                      Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.
     [Here insert any modifications to conditions or additional conditions to Closing]
Exhibit 1.2

2

     5. [Here insert special provisions for Series                      Notes including prepayment provisions applicable to Series                      Notes (including make-whole amount, premium and breakage amount, if any)].
     6. Representations of the Purchasers. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series                      Notes by such Purchaser.
     7. Applicability of Note Purchase Agreement. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.
     8. Additional Provisions. [Here insert any additional provisions].
     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

PERRIGO COMPANY

By:
Name:
Title:
Exhibit 1.2

3

The foregoing is agreed
to as of the date thereof.
[ADD PURCHASER SIGNATURE BLOCKS]
Exhibit 1.2

4

CONFIRMATION
     Each of the undersigned acknowledges receipt of the foregoing [ ] Supplement to Master Note Purchase Agreement dated as of May 29, 2008 and confirms the continuing validity and enforceability against such undersigned of the Guaranty to which such undersigned is a party.

[ADD SIGNATURE BLOCKS FOR EACH GUARANTOR]
Exhibit 1.2

5

Schedule A to
[    ] Supplement
INFORMATION RELATING TO PURCHASERS

Principal Amount of
Name and Address of Purchaser	Series [ ] Notes to be Purchased

Register Notes in name of:
(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	Original notes delivered to:

(4)	All other communications:

(5)	Tax ID No.
Exhibit 1.2

6

Schedule 4 to
[   ] Supplement
SUPPLEMENTAL REPRESENTATIONS
     The Company represents and warrants to each Purchaser that, except as hereinafter set forth in this Schedule 4, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series                      Notes with the same force and effect as if each reference to “Series 2008 Notes” set forth therein was modified to refer to the “Series                      Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the                      Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement that are supplemented hereby:
     Section 5.3. Disclosure. The Company, through its agent, J.P. Morgan Securities Inc., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated [  ] (the “Memorandum”), relating to the transactions contemplated by the [                    ] Supplement. The Note Purchase Agreement, the Memorandum (including the Company’s SEC filings referred to therein), the documents, certificates or other writings identified in Schedule 5.3 by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the                      Supplement and the financial statements listed in Schedule 5.5 to the                      Supplement (the Note Purchase Agreement, the                      Supplement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Except as disclosed in the Disclosure Documents, since                     , there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series                      Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [  ] other Institutional Investors, each of which has been offered the Series                      Notes at a private sale for investment. Neither the Company nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Series                      Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.
Exhibit 1.2

7

     Section 5.14. Use of Proceeds; Margin Regulations. Net proceeds from the sale of the Series                      Notes will be used for                                          and for general corporate purposes. No part of the proceeds from the sale of the Series                      Notes pursuant to the                      Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) so as to involve the Company or any holder of Notes in a violation of such Regulation (or so as to require any holder of Notes to make any filing under such Regulation), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of either the assets of the Company or the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
     Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 to the                      Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of [                    ] (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
[Add any additional Sections as appropriate at the time the Series                      Notes are issued and any exceptions to the representations and warranties]
Exhibit 1.2

8

Exhibit 1 to
Supplement
FORM OF SERIES [    ] NOTE
Exhibit 1.2

9

EXHIBIT 1.3(a)
SUBSIDIARY GUARANTY
          THIS GUARANTY (this “Guaranty”) dated as of May 29, 2008 is made by each of the undersigned (each being a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).
W I T N E S S E T H:
          WHEREAS, PERRIGO COMPANY, a Michigan corporation (the “Company”), and the initial Holders have entered into a Master Note Purchase Agreement dated as of May 29, 2008 (the Master Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the “Note Purchase Agreement”);
          WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of Notes (as defined in the Note Purchase Agreement) in one or more series and tranches;
          WHEREAS, the Company directly or indirectly owns all of the issued and outstanding capital stock of each Guarantor and, by virtue of such ownership and otherwise, such Guarantor has derived or will derive substantial benefits from the purchase by the Holders of the Company’s Notes;
          WHEREAS, it is a requirement of the Note Purchase Agreement that each Guarantor execute and deliver this Guaranty to the Holders; and
          WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the requirement described in the preceding paragraph;
          NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor, and of the purchase of the Company’s Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:
     SECTION 1 Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.
     SECTION 2 Guaranty. Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, prepayment premium, if any, LIBOR Breakage Amount, if any, and interest on (including interest accruing or becoming owing subsequent to the commencement of any bankruptcy, reorganization or similar proceeding involving the Company), and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated
Exhibit 1.3(a)

maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Company under the Note Documents (including any reasonable attorneys’ fees and expenses), being sometimes collectively hereinafter referred to as the “Obligations”). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, notice of acceleration, notice of intent to accelerate, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company under the Note Documents. Each Guarantor, promptly after demand, will pay to the Holders the reasonable out-of-pocket costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.
     SECTION 3. Guarantor’s Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other Person may have against the Company or any other Person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and except as provided in Section 9.7(b) of the Note Purchase Agreement, shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Company shall have any knowledge or notice thereof), including:
     (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;
     (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any Person to perfect any interest in any collateral;
     (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or
Exhibit 1.3(a)

agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;
     (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;
     (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;
     (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or to any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;
     (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;
     (h) any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other Person;
     (i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;
     (j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or
     (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.
Exhibit 1.3(a)

     SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.
     SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to, notice of acceleration of, notice of intent to accelerate or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.
     SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.
     SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned
Exhibit 1.3(a)

by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other Person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and one or more Holders shall have attempted to accelerate the maturity of the principal amount of the Notes pursuant to and in compliance with Section 12.1 of the Note Purchase Agreement, or an event shall have occurred that pursuant to Section 12.1 of the Note Purchase Agreement purportedly results in the automatic acceleration of the maturity of the principal amount of the Notes, and in either such case such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, LIBOR Breakage Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.
     SECTION 8. Term of Agreement. Subject to Section 9.7(b) of the Note Purchase Agreement, this Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be irrevocably paid and performed in full in cash and all of the agreements of such Guarantor hereunder shall be irrevocably duly paid and performed in full in cash.
     SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:
     (a) such Guarantor is a corporation or other legal entity validly existing and in good standing or equivalent status under the laws of its jurisdiction of organization and has the corporate or other power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;
     (b) such Guarantor has the corporate or other power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate or other action to authorize its execution, delivery and performance of this Guaranty;
     (c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);
Exhibit 1.3(a)

     (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or material contractual obligation of such Guarantor and, except as provided in the Note Purchase Agreement, will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;
     (e) except as provided in the Note Purchase Agreement, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;
     (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a Material Adverse Effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;
     (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and
     (h) after giving effect to the transactions contemplated herein, (i) the present fair salable value of the assets of the Guarantors, on a consolidated basis, is in excess of the amount that will be required to pay Guarantors’ probable liability on their existing debts as said debts become absolute and matured, (ii) such Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of the Guarantors, on a consolidated basis, is not an unreasonably small capital, and (iv) the Guarantors, on a consolidated basis, are able to pay their debts as they mature.
     SECTION 10. Notices. All notices and communications provided for hereunder shall be in writing and sent by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or by registered or certified mail with return receipt requested (postage prepaid), or by a recognized overnight delivery service (with charges prepaid) (a) if to the Company or any Holder at the address set forth in the Note Purchase Agreement or (b) if to any Guarantor, in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.
Exhibit 1.3(a)

     SECTION 11. Jurisdiction and Process; Waiver of Jury Trial.
     (a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty, the Note Purchase Agreement or the Notes. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
     (b) Each Guarantor agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 11(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.
     (c) Each Guarantor consents to process being served in any suit, action or proceeding solely of the nature referred to in Section 11(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 10, to it. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
     (d) Nothing in this Section 11 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
     (e) EACH GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
     SECTION 12. Miscellaneous. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render
Exhibit 1.3 (a)

unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. It is agreed and understood that any Subsidiary of the Company or of any Guarantor may become a Guarantor hereunder by executing a Joinder substantially in the form of Exhibit A attached hereto and delivering the same to the Holders. Any such Person shall thereafter be a “Guarantor” for all purposes under this Guaranty. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Required Holders; provided, however, that a Guarantor may be fully released and discharged from this Guaranty pursuant to the terms of Section 9.7(b) of the Note Purchase Agreement. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
Exhibit 1.3 (a)

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

L. PERRIGO COMPANY

By:

Name:
Title:

PERRIGO COMPANY OF SOUTH CAROLINA, INC.

By:

Name:
Title:

PERRIGO PHARMACEUTICALS COMPANY

By:

Name:
Title:

PERRIGO INTERNATIONAL, INC.

By:

Name:
Title:

PERRIGO INTERNATIONAL HOLDINGS, INC.

By:

Name:
Title:
Exhibit 1.3 (a)

FORM OF JOINDER TO SUBSIDIARY GUARANTY
          The undersigned (the “Guarantor”), joins in the Subsidiary Guaranty dated as of May 29, 2008 from the Guarantors named therein in favor of the Holders, as defined therein, and (i) jointly and severally with the other Guarantors under the Subsidiary Guaranty, guarantees to the Holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance and observance of all Obligations (as defined in Section 2 of the Subsidiary Guaranty), (ii) accepts and agrees to perform and observe all of the covenants set forth therein, (iii) waives the rights set forth in Section 5 of the Subsidiary Guaranty, (iv) waives the rights, submits to jurisdiction, and waives service of process as described in Section 11 of the Subsidiary Guaranty and (v) agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:
     (a) the Guarantor is validly existing and in good standing or equivalent status under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;
     (b) the Guarantor has the requisite power and authority and the legal right to execute and deliver this Joinder to Subsidiary Guaranty (“Joinder”) and to perform its obligations hereunder and under the Subsidiary Guaranty and has taken all necessary action to authorize its execution and delivery of this Joinder and its performance of the Subsidiary Guaranty;
     (c) the Subsidiary Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);
     (d) the execution, delivery and performance of this Joinder will not violate any provision of any requirement of law or material contractual obligation of the Guarantor and, except as provided in the Note Purchase Agreement, will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect;
     (e) except as provided in the Note Purchase Agreement, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Joinder;
     (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by
Exhibit 1.3 (a)

or against the Guarantor or any of its properties or revenues with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or thereby;
     (g) the execution, delivery and performance of this Joinder will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of the Guarantor or of any securities issued by the Guarantor; and
     (h) after giving effect to the transactions contemplated herein, (i) the present fair salable value of the assets of the Guarantors, on a consolidated basis, is in excess of the amount that will be required to pay Guarantors’ probable liability on their existing debts as said debts become absolute and matured, (ii)  the Guarantor has received reasonably equivalent value for executing and delivering this Guaranty, (iii) the property remaining in the hands of the Guarantors, on a consolidated basis, is not an unreasonably small capital, and (iv) the Guarantors, on a consolidated basis, are able to pay their debts as they mature.
     (i) Capitalized terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.
     IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of                                         ,                     .

[Name of Guarantor]

By:
Name:
Title:
Exhibit 1.3 (a)

EXHIBIT 1.3(c)
INTERCREDITOR AGREEMENT
Exhibit 1.3 (c)

EXHIBIT 4.4(a)
FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY
     The opinion of Warner Norcross & Judd LLP, special counsel for the Company, shall be to the effect that:
     1. The Company is a corporation validly existing and in good standing under the laws of the State of Michigan, and has all requisite corporate power and authority to own or lease property, to transact business as presently conducted, to enter into and perform the Agreement and the Collateral Documents to which it is a party, and to issue and sell the Notes.
     2. Each of the Subsidiary Guarantors is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to execute, deliver, and perform the Subsidiary Guaranty and the Collateral Documents to which it is a party.
     3. The Agreement, the Collateral Documents to which it is a party, and the Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute valid and binding agreements of the Company. If the Agreement and the Collateral Documents to which it is a party were governed by the Laws of the State of Michigan, each would be enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws of general application or by general equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law. However, in our opinion a Michigan court, or a Federal court sitting in Michigan, applying Michigan conflict of laws rules would honor the choice of New York Law to govern the Agreement and such Collateral Documents.
     4. The Subsidiary Guaranty and the Collateral Documents to which it is a party have been duly authorized by proper corporate action on the part of each Subsidiary Guarantor and have been duly executed and delivered by an authorized officer of each such Subsidiary Guarantor.
     5. The Subsidiary Guaranty and the Collateral Documents to which it is a party constitute valid and binding agreements of each Subsidiary Guarantor. If the Subsidiary Guaranty and the Collateral Documents to which it is a party were governed by the Laws of the State of Michigan, each would be enforceable against such Subsidiary Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws of general application or by general equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law. However, in our opinion a Michigan court, or a Federal court sitting in Michigan, applying Michigan conflict of laws rules would honor the choice of New York Law to govern the Subsidiary Guaranty and such Collateral Documents.
Exhibit 4.4 (a)

     6. The offer, sale, and delivery of the Notes by the Company and the delivery of the Subsidiary Guaranty by the Subsidiary Guarantors do not require registration under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.
     7. No authorization, approval or consent of, and no registration or qualification with, any Governmental Authority is required in connection with the execution, delivery and performance by (i) the Company of the Agreement and each Collateral Document to which it is a party or the offering, issuance, and sale by the Company of the Notes or (ii) any Subsidiary Guarantor of the Subsidiary Guaranty and each Collateral Document to which it is a party.
     8. The issuance and sale of the Notes by the Company, the performance by the Company of its obligations under the Notes, the Agreement and the Collateral Documents to which it is a party, and the execution and delivery of the Agreement and the Collateral Documents to which it is a party by the Company do not (i) violate any applicable law or any provision of the articles of incorporation or bylaws of the Company, or (ii) conflict with, or result in any breach or default under, or, except as contemplated by the Collateral Documents, result in the creation or imposition of any lien, charge or encumbrance on, the property of the Company pursuant to the provisions of any agreement or instrument known to such counsel and to which the Company is a party or by which it or its property are bound.
     9. The execution and delivery of the Subsidiary Guaranty and the Collateral Documents to which it is a party by each Subsidiary Guarantor and the performance of its obligations thereunder does not (i) violate any applicable law or any provision the articles of incorporation or bylaws of such Subsidiary Guarantor, or (ii) conflict with, or result in any breach or default under, or, except as contemplated by the Collateral Documents, result in the creation or imposition of any lien, charge or encumbrance on, the property of such Subsidiary Guarantor pursuant to the provisions of any agreement or instrument known to such counsel and to which such Subsidiary Guarantor is a party or by which it or its property are bound.
     10. Neither the Company nor any Subsidiary is an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.
     11. Based on the representations and warranties set forth in the Agreement, the issuance of the Notes and the intended use of the proceeds of the sale of the Notes as stated in Section 5.14 of the Note Purchase Agreement, do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
     12. The provisions of the Collateral Documents are effective under the UCC to create in favor of the Collateral Agent a security interest in the rights of the Company and each Subsidiary Guarantor in that portion of the collateral of the Company and each Subsidiary Guarantor, as applicable, in which a security interest is purported to be granted under the Collateral Documents and in which a security interest may be created under Article 9 of the UCC (the “Article 9 Collateral”).
     13. The Collateral Agent’s security interest in the Article 9 Collateral of the Company and each Subsidiary Guarantor in which a security interest may be perfected by filing a financing
Exhibit 4.4 (a)

2

statement under the UCC will be perfected by filing the financing statement attached to such opinion in the office of the Michigan Secretary of State.
     14. Assuming the Collateral Agent takes delivery and retains possession in the State of Michigan of certificates in registered form representing the securities pledged to the Collateral Agent pursuant to the Collateral Documents (the “Pledged Securities”), and further assuming the Pledged Securities are each duly indorsed to the Collateral Agent or in blank by an effective endorsement or are accompanied by undated stock powers with respect thereto duly indorsed to the Collateral Agent or in blank by an effective endorsement, the Collateral Agent’s security interest in the rights of the Company in the Pledged Securities will be perfected.
Such opinion shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion are based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company. The opinion may be limited to matters governed by the laws of the United States of America, and the laws of the state of Michigan and may contain other customary assumptions and limitations. The opinion shall also state that subsequent permitted transferees and assignees of the Notes may rely thereon.
Exhibit 4.4 (a)

3

EXHIBIT 4.4(b)
FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS
     The opinion of Foley & Lardner LLP, special counsel to the Purchasers, shall be to the effect that:
     1. The Agreement and the Notes constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.
     2. The Subsidiary Guaranty constitutes the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.
     3. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.
     4. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Agreement or the Notes.
Foley & Lardner LLP may rely upon the opinion of counsel to the Company as to the due authorization, execution and delivery of the Agreement, the Notes and the Subsidiary Guaranty. Such opinion shall state that the opinion of Warner Norcross & Judd LLP is satisfactory in form and scope to it, and that, in its opinion, the Purchasers and it are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.
Exhibit 4.4 (b)